UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.            )

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
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GSR III ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement/Prospectus Supplement No. 1

To Proxy Statement/Prospectus dated September 16, 2025

SUPPLEMENT TO
PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF
GSR III ACQUISITION CORP.
(A CAYMAN ISLANDS EXEMPTED COMPANY)

and

PROSPECTUS FOR UP TO 80,241,571 ORDINARY SHARES AND 8,040 PREFERRED
SHARES OF TERRA INNOVATUM GLOBAL S.R.L.

This supplement updates information in the proxy statement/prospectus, dated September 16, 2025, included in the registration statement on Form S-4, Registration No. 333-287271 (the “Registration Statement”), filed by Terra Innovatum Global s.r.l., an Italian limited liability company limited by shares (“Terra Global”), Terra Innovatum s.r.l., an Italian limited liability company, and GSR III Acquisition Corp., a Cayman Islands exempted company (“GSR III”). GSR III filed a proxy statement, in connection with the extraordinary general meeting of shareholders of GSR III scheduled to be held on October 7, 2025 (the “General Meeting”). Specifically, this supplement provides updated information regarding the following changes: (i) the execution of subscription agreements to purchase PubCo Ordinary Shares in a private placement that will result in gross proceeds of approximately $34.6 million and the issuance of 3,461,000 additional PubCo Ordinary Shares at Closing, together with warrants to purchase an additional 2,595,750 PubCo Ordinary Shares; (ii) the execution of additional bridge financing notes in the aggregate amount of $560.0 thousand which are convertible into 80,514 PubCo Ordinary Shares, together with warrants to purchase an additional 161,028 PubCo Ordinary Shares; (iii) the determination of the committee members of PubCo’s board committees; and (iv) changes to the Terra Innovatum beneficial ownership disclosure.

The proxy statement/prospectus provides detailed information about the Business Combination and other matters to be considered at the General Meeting. You are encouraged to carefully read the entire document, including the annexes. Terms not otherwise defined herein are as defined in the proxy statement/prospectus. You should, in particular, carefully consider the risk factors described in “Risk Factors” beginning on page 23 of the proxy statement/prospectus.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS OR THIS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

This supplement to the proxy statement/prospectus is dated October 2, 2025.

ADDITIONAL FINANCINGS SINCE DATE OF PROXY STATEMENT/PROSPECTUS

Since the mailing of the proxy statement/prospectus on September 16, 2025, the parties have entered into additional financing agreements which will result in the issuance at or subsequent to Closing of additional PubCo Ordinary Shares. These financings, which are described in more detail below, will result in the receipt of an aggregate of $34.6 million in additional proceeds to PubCo.

PIPE Financing Agreements

On September 23, 2025, GSR III entered into Subscription Agreements (the “PIPE Subscription Agreement”) with certain accredited investors (the “Subscribers”), pursuant to which GSR III agreed to issue and sell, in a private placement (the “PIPE Financing”), 3,184,000 of its ordinary shares (the “PIPE Shares”), warrants to purchase up to 1,592,000 ordinary shares of GSR III at $12.00 per share (the “Half Warrants”) and warrants to purchase up to 796,000 ordinary shares of the Company at $16.00 per share (the “Quarter Warrants”, and together with the Half Warrants, the “PIPE Warrants”), for an aggregate total of $31.8 million. The PIPE Financing is being conducted in connection with the GSR III’s previously announced business combination (the “Business Combination”) with Terra Innovatum s.r.l., an Italian limited liability company (“Terra OpCo”), Terra Innovatum Global N.V., a Dutch public limited liability company (“PubCo”) and related parties. Subsequent to September 23, 2025, GSR III entered into PIPE Subscription Agreements for an additional 277,000 of its ordinary shares, Half Warrants to purchase up to 138,500 ordinary shares, and Quarter Warrants to purchase up to 69,250 ordinary shares, for an aggregate total of $2.8 million.

The PIPE Subscription Agreements provides for the sale of an aggregate of 3,461,000 ordinary shares at a purchase price of $10.00 per share and Half Warrants to purchase up to 1,730,500 ordinary shares and Quarter Warrants to purchase up to 865,250 ordinary shares, subject to adjustment as set forth in the PIPE Warrants. The PIPE Warrants, which will be issued in connection with closing of the PIPE Financing, are exercisable immediately upon issuance and have a term of five years from the date of issuance. The PIPE Shares and PIPE Warrants, as well as the ordinary shares issuable upon exercise of the PIPE Warrants, are subject to registration rights as described therein.

The PIPE Financing is expected to close substantially concurrently with the closing of the Business Combination, subject to the satisfaction of customary closing conditions.

Half Warrants

When issued in connection with the closing of the PIPE Financing, the Half Warrants entitle the holders to purchase ordinary shares of the Company at an exercise price of $12.00 per share, subject to adjustment as set forth in the Half Warrants. The Half Warrants are exercisable immediately upon issuance and expire five years from the date of issuance. The Half Warrants contains customary anti-dilution provisions, including adjustments for share splits, combinations, dividends, and certain other corporate events.

Quarter Warrants

When issued in connection with the closing of the PIPE Financing, the Quarter Warrants entitle the holders to purchase ordinary shares of the Company at an exercise price of $16.00 per share, subject to adjustment as set forth in the Quarter Warrants. The Quarter Warrants are exercisable immediately upon issuance and expire five years from the date of issuance. The Quarter Warrants contains customary anti-dilution provisions, including adjustments for share splits, combinations, dividends, and certain other corporate events.

Additional Bridge Loans

As disclosed in the proxy statement/prospectus, between May 2025 and August 2025, Terra Innovatum had entered into convertible Bridge Loans for gross cash proceeds of $5.0 million, net of $100.0 thousand in debt issuance costs, resulting in a net cash inflow of $4.9 million. Additionally, in connection with the Bridge Loans, as amended in August 2025, Terra Innovatum committed to issue to the Bridge Loan Lenders following the business combination (i) warrants to purchase at an exercise price of $11.50 per share the number of PubCo Ordinary Shares equal to 100% of the number of PubCo Ordinary Shares into which the applicable Bridge Loan will convert into at Closing and (ii) warrants to purchase at an exercise price of $15.00 per share the number of PubCo Ordinary Shares equal to 100% of the number of PubCo Ordinary Shares into which the applicable Bridge Loan will convert into at Closing. Liability classified warrants were issued with certain terms dependent on whether a specified funding threshold is met, exercisable for 376,908 PubCo Ordinary Shares. Further, equity classified warrants were issued, which are exercisable for 583,886 PubCo Ordinary Shares at $11.50 or $15.00 per share will be issued upon Closing to certain lenders. The financial impact of these Bridge Loans including the shares that would be issued upon conversion or upon the exercise of Warrants was reflected in the proxy statement/prospectus.

Subsequent to the mailing of the proxy statement/prospectus, Terra Innovatum entered into two additional Bridge Loans for additional aggregate proceeds of $560.0 thousand. These additional Bridge Loans would result in the issuance of an additional 80,514 PubCo Ordinary Shares upon conversion. Warrants to purchase an additional 161,028 PubCo Ordinary Shares were also issued.

Set forth below are updated pro forma stock ownership tables that reflect the additional shares to be outstanding at Closing as well as the additional dilutive securities that will be outstanding. These tables replace the tables set forth on the Cover Page and pages 2 – 4.

The following table illustrates the estimated ownership levels in PubCo immediately following the consummation of the Business Combination under redemption scenarios, excluding the potential dilutive effects of (i) the additional shares for Terra Innovatum Global Quotaholders and PAC upon conversion of PubCo’s Preferred Shares, (ii) the potentially issuable additional shares for PAC, Bridge Loan lenders, and PIPE Subscribers underlying the warrants to be issued at Closing, (iii) potentially issuable PubCo Ordinary Shares to independent contractors underlying stock options and restricted stock, and (iv) potentially issuable PubCo Ordinary Shares underlying the equity awards authorized under the Equity Incentive Plan in all scenarios below:

	Assuming No Redemptions Into Cash			Assuming 50% Redemptions Into Cash			Assuming Maximum Redemptions Into Cash
	Shares		% Ownership	Shares		% Ownership	Shares		% Ownership
PubCo Ordinary Shares held by Terra Innovatum Global Quotaholders(1)	47,500,000		56.2%	47,500,000		65.1%	47,500,000		75.6%
PubCo Ordinary Shares held by GSR III public shareholders	26,285,714	(2)	31.1%	14,785,714	(3)	20.2%	4,644,041	(4)	7.4%
PubCo Ordinary Shares held by Sponsor and related parties of Sponsor(5)	6,232,857		7.4%	6,232,857		8.5%	6,232,857		9.9%
PubCo Ordinary Shares held by unrelated third parties(6)	1,078,352		1.3%	1,078,352		1.5%	1,078,352		1.7%
PubCo Ordinary Shares held by PIPE Subscribers(7)	3,461,000		4.0%	3,461,000		4.7%	3,461,000		5.4%
Total PubCo Ordinary Shares	84,557,923		100.0%	73,057,923		100.0%	62,916,250		100.0%

____________

(1)      Consists of PubCo Ordinary Shares issued to legacy Terra Innovatum Global Quotaholders upon the effective time of the Closing, which, pursuant to the Business Combination Agreement is equal to the (a) Common Conversion Ratio of 475,000, multiplied by (b) 100 quotas, for a total number of PubCo Ordinary Shares issued to legacy Terra Innovatum Global Quotaholders of 47,500,000 in all scenarios presented above, respectively.

(2)      Consists of, in the No Redemption Scenario, (i) 23,000,000 GSR III Class A Ordinary Shares subject to possible redemption which GSR III public shareholders elected not to redeem in connection with the Closing and (ii) 3,285,714 GSR III Public Rights, each of which will convert, on a one-for-one basis, into GSR III Class A Ordinary Shares immediately prior to the Closing. These GSR III Ordinary Shares will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing.

(3)      Consists of, in the 50% Redemption Scenario, (i) 11,500,000 GSR III Class A Ordinary Shares subject to possible redemption which GSR III public shareholders elected not to redeem in connection with the Closing and (ii) 3,285,714 GSR III Public Rights, each of which will convert, on a one-for-one basis, into GSR III Class A Ordinary Shares immediately prior to the Closing. These GSR III Ordinary Shares will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing.

(4)      Consists of, in the Maximum Redemption Scenario, (i) 1,358,327 GSR III Class A Ordinary Shares subject to possible redemption. This scenario assumes that 21,641,673 GSR III Class A Ordinary Shares are redeemed. The Maximum Redemption Scenario reflects the redemption of the maximum number of GSR III Class A Ordinary Shares subject to possible redemption that can be redeemed while allowing both the minimum net tangible assets and GSR III Available Cash conditions pursuant to the Business Combination Agreement to be met and (ii) 3,285,714 GSR III Public Rights, each of which will convert, on a one-for-one basis, into GSR III Class A Ordinary Shares immediately prior to the Closing. These GSR III Ordinary Shares will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing.

(5)      Consists of 6,232,857 GSR III Ordinary Shares issued and outstanding immediately prior to the Closing which will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing. The 6,232,857 GSR III Ordinary Shares consists of (i) 5,495,000 GSR III Class B Ordinary Shares held by Sponsor which represents 5,495,000 issued and outstanding GSR III Class B Ordinary Shares held by Sponsor at the Closing, including 549,500 Vesting Sponsor Shares, subject to the vesting conditions pursuant to the Business Combination Agreement as the Sponsor will retain voting power with respect to the Vesting Sponsor Shares, (ii) 384,428 and 38,072 GSR III Class A Ordinary Shares held by Sponsor and related parties of Sponsor, respectively, (iii) 255,000 issued and outstanding GSR III Class B Ordinary Shares held by related parties of Sponsor, (iv) 54,918 and 5,439 Private Placement Rights held by Sponsor and related parties of Sponsor, respectively, which will convert on a one-for-one-basis into GSR III Class A Ordinary Shares immediately prior to the Closing.

(6)      Consists of (i) 223,000 PubCo Ordinary Shares issued to PAC as a success fee upon the Closing and (ii) 855,352 PubCo Ordinary Shares issued from conversion of the Bridge Loans upon the Closing of the Business Combination.

(7)      Consists of 3,461,000 PubCo Ordinary Shares issued upon the Closing of the Business Combination as a result of the PIPE Financing. 3,184,000 of these PubCo Ordinary Shares underly PIPE Subscription Agreements executed on or prior to September 23, 2025 and 277,000 of these PubCo Ordinary Shares underly PIPE Subscription Agreements executed following September 23, 2025 but prior to the filing of this proxy statement/prospectus supplement.

The table below reflects the same assumptions as described above but includes the impact on potential dilution from (i) the additional shares for Terra Innovatum Global Quotaholders and PAC upon conversion of PubCo’s Preferred Shares, (ii) the potentially issuable additional shares for PAC, Bridge Loan lenders, and PIPE Subscribers underlying the warrants to be issued at Closing, (iii) potentially issuable PubCo Ordinary Shares to independent contractors underlying stock options and restricted stock, and (iv) potentially issuable PubCo Ordinary Shares underlying the equity awards authorized under the Equity Incentive Plan, in all scenarios below:

	Assuming No Redemptions Into Cash			Assuming 50% Redemptions Into Cash			Assuming Maximum Redemptions Into Cash
	Shares		% Ownership	Shares		% Ownership	Shares		% Ownership
PubCo Ordinary Shares and potentially issuable PubCo Ordinary shares held by Terra Innovatum Global Quotaholders(1)	127,500,000		70.8%	127,500,000		76.3%	127,500,000		81.6%
PubCo Ordinary Shares held by GSR III public shareholders	26,285,714	(2)	14.6%	14,785,714	(3)	8.8%	4,644,041	(4)	3.0%
PubCo Ordinary Shares and potentially issuable PubCo Ordinary Shares held by Sponsor and related parties of Sponsor(5)	6,232,857		3.5%	6,232,857		3.7%	6,232,857		4.0%
PubCo Ordinary Shares and potentially issuable PubCo Ordinary Shares held by unrelated third parties(6)	5,437,056		3.0%	5,437,056		3.2%	5,437,056		3.5%
Potentially issuable PubCo Ordinary Shares underlying Equity Incentive Plan awards(7)	8,455,792		4.7%	7,305,792		4.4%	6,291,625		4.0%
PubCo Ordinary Shares and potentially issuable PubCo Ordinary Shares held by PIPE Subscribers underlying the PIPE Financing(8)	6,056,750		3.4%	6,056,750		3.6%	6,056,750		3.9%
Total PubCo Ordinary Shares	179,968,169		100.0%	167,318,169		100.0%	156,162,329		100.0%

____________

(1)      Consists of PubCo Ordinary Shares issued to legacy Terra Innovatum Global Quotaholders upon the effective time of the Closing, which, pursuant to the Business Combination Agreement is equal to the (a) Common Conversion Ratio of 475,000, multiplied by (b) 100 quotas, for a total number of PubCo Ordinary Shares issued to legacy Terra Innovatum Global Quotaholders of 47,500,000 in both the No Redemption Scenario and Maximum Redemption Scenario respectively, (ii) 80,000,000 contingently issuable PubCo Ordinary Shares. Upon the effective time of the Merger, legacy Terra Innovatum Global Quotaholders will be issued 8,000 PubCo Preferred Shares, which will be classified as an equity linked instrument and not an outstanding share. These shares will mandatorily convert into shares of PubCo Ordinary Shares in four tranches subsequent to the Closing, subject to PubCo meeting certain contingencies, at a conversion ratio of 10,000 PubCo Ordinary Shares per PubCo Preferred Share.

(2)      Consists of, in the No Redemption Scenario, (i) 23,000,000 GSR III Class A Ordinary Shares subject to possible redemption which GSR III public shareholders elected not to redeem in connection with the Closing and (ii) 3,285,714 GSR III Public Rights, each of which will convert, on a one-for-one basis, into GSR III Class A Ordinary Shares immediately prior to the Closing. These GSR III Ordinary Shares will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing.

(3)      Consists of, in the 50% Redemption Scenario, (i) 11,500,000 GSR III Class A Ordinary Shares subject to possible redemption which GSR III public shareholders elected not to redeem in connection with the Business Combination and (ii) 3,285,714 GSR III Public Rights, each of which will convert, on a one-for-one basis, into GSR III Class A Ordinary Shares immediately prior to the Closing. These GSR III Ordinary Shares will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing.

(4)      Consists of, in the Maximum Redemption Scenario, (i) 1,358,327 GSR III Class A Ordinary Shares subject to possible redemption. This scenario assumes that 21,641,673 GSR III Class A Ordinary Shares are redeemed. The Maximum Redemption Scenario reflects the redemption of the maximum number of GSR III Class A Ordinary Shares subject to possible redemption that can be redeemed while allowing both the minimum net tangible assets and GSR III Available Cash conditions pursuant to the Business Combination Agreement to be met. (ii) 3,285,714 GSR III Public Rights, each of which will convert, on a one-for-one basis, into GSR III Class A Ordinary Shares immediately prior to the Closing. These GSR III Ordinary Shares will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing.

(5)     Consists of 6,232,857 GSR III Ordinary Shares issued and outstanding immediately prior to the Closing which will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing. The 6,232,857 GSR III Ordinary Shares consists of (i) 5,495,000 GSR III Class B Ordinary Shares held by Sponsor which represents 5,495,000 issued and outstanding GSR III Class B Ordinary Shares held by Sponsor at the Closing, including 549,500 Vesting Sponsor Shares, which are contingently issuable to Sponsor in the form of 549,500 PubCo Ordinary Shares subsequent to the Closing, subject to meeting certain contingencies, (ii) 384,428 and 38,072 GSR III Class A Ordinary Shares held by Sponsor and related parties of Sponsor, respectively, (iii) 255,000 issued and outstanding GSR III Class B Ordinary Shares held by related parties of Sponsor, (iv) 54,918 and 5,439 Private Placement Rights held by Sponsor and related parties of Sponsor, respectively, which will convert on a one-for-one-basis into GSR III Class A Ordinary Shares immediately prior to the Closing.

(6)      Consists of (i) 223,000 PubCo Ordinary Shares issued to PAC as a success fee upon the Closing, (ii) 1,000,000 shares of PubCo Ordinary Shares potentially issuable to PAC upon the exercise of a warrant issued on the Closing, and (iii) 400,000 contingently issuable PubCo Ordinary Shares. Upon the effective time of the Merger, PAC will be issued 40 PubCo Preferred Shares, which will be classified as an equity linked instrument and not an outstanding share. These shares will mandatorily convert into shares of PubCo Ordinary Shares in four tranches subsequent to the Closing, subject to PubCo meeting certain contingencies, at a conversion ratio of 10,000 PubCo Ordinary Shares per PubCo Preferred Share. (iv) 855,352 PubCo Ordinary Shares issued from conversion of the Bridge Loans upon the Closing of the Business Combination, (v) 1,710,704 PubCo Ordinary Shares potentially issuable to the Bridge Loan lenders upon the exercise of warrants issued on the Closing of the Business Combination, (vi) 1,068,000 PubCo Ordinary Shares potentially issuable to an independent contractor of Terra Innovatum upon exercise of options, and (vii) 180,000 PubCo Ordinary Shares potentially issuable to an independent contractor of Terra Innovatum underlying restricted stock.

(7)      Consists of an estimate of potentially issuable PubCo Ordinary Shares underlying the authorized awards for issuance to non-employee directors, officers, employees, and non-employee consultants of Terra Innovatum Global under the Equity Incentive Plan. The precise number of PubCo Ordinary Shares authorized under the Equity Incentive Plan will be determined at Closing.

(8)      Consists of 3,461,000 PubCo Ordinary Shares issued upon the Closing of the Business Combination as a result of the PIPE Financing. 3,184,000 of these PubCo Ordinary Shares underly PIPE Subscription Agreements executed on or prior to September 23, 2025 and 277,000 of these PubCo Ordinary Shares underly PIPE Subscription Agreements executed following September 23, 2025 but prior to the filing of this proxy statement/prospectus supplement. Also consists of 2,595,750 PubCo Ordinary Shares potentially issuable to the PIPE Subscribers upon the exercise of the PIPE Warrants. 2,388,000 of these potentially issuable PubCo Ordinary Shares underly PIPE Subscription Agreements executed on or prior to September 23, 2025 and 207,750 of these potentially issuable PubCo Ordinary Shares underly PIPE Subscription Agreements executed following September 23, 2025 but prior to the filing of this proxy statement/prospectus supplement.

The section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 5 is replaced with the following disclosure that reflects the impact of the additional financings described above:

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial information and accompanying notes are provided to aid you in your analysis of the financial aspects of the Closing, the Financing Transactions (described in the “Financing Transactions” section below), and adjustments for other material events (“Other Material Events”). The pro forma adjustments for the Other Material Events are referred to herein as “Adjustments for Other Material Events.” The following information is also relevant to understanding the unaudited pro forma condensed combined financial information contained herein.

On April 21, 2025, GSR III, Terra Innovatum, Terra MergerCo, and New TopCo entered into the Business Combination Agreement. The Business Combination Agreement and related agreements provide for the following:

Terra Pre-Closing Restructuring

On April 29, 2025, Terra Innovatum formed Terra Innovatum Global as the New TopCo referenced in the Business Combination Agreement with the same holders in the same ownership percentages as Terra Innovatum. On June 23, 2025, Terra Innovatum effectuated the Contribution whereby the quotaholders of Terra Innovatum contributed 100% of their respective quotas in the capital of Terra Innovatum to Terra Innovatum Global As a result of the Contribution, Terra Innovatum became a wholly owned subsidiary of Terra Innovatum Global.

Following the Contribution, but prior to the effective time of the Closing, New TopCo will be cross-border converted from an Italian limited liability company into a Dutch public limited liability company through the Conversion. The Contribution and the Conversion are collectively considered the Terra Pre-Closing Restructuring.

In connection with and by virtue of the Conversion, each quota of New TopCo held by a New TopCo Quotaholder will be converted into New TopCo Ordinary Shares at the Common Conversion Ratio of 475,000. Upon the consummation of the Conversion, New TopCo is referred to as “PubCo.”

Following the completion of the Terra Pre-Closing Restructuring, but prior to the effective time of the Closing, the following will occur.

New TopCo will form Terra MergerCo as a direct wholly owned subsidiary of New TopCo for the purpose of consummating the transactions contemplated by the Business Combination Agreement.

•        Each whole GSR III Right that is outstanding shall automatically convert into one GSR III Class A Ordinary Share.

At the effective time of the Closing:

•        Terra MergerCo will merge with and into GSR III, the separate corporate existence of Terra MergerCo will cease and GSR III will be the surviving corporation and a wholly owned subsidiary of New TopCo. New TopCo upon the Closing, is referred to as “PubCo”.

Each GSR III Ordinary Share issued and outstanding as of immediately prior to the Closing will be converted into PubCo Ordinary Shares on a one-for-one basis.

In connection with the Closing, PubCo shall register the issuance of PubCo Ordinary Shares with the SEC and become a publicly traded company listed on Nasdaq.

On December 18, 2024, Terra Innovatum entered into an agreement with Park Avenue Capital Group Corp. (“PAC”), a third-party entity, which was immediately superseded by an agreement to appoint Moonshot Warehouse LTD (“Moonshot”), an affiliate of PAC, to serve as its financial advisor regarding a potential business combination with a special purpose acquisition company. PAC will receive certain fees for its services, which will become payable upon the Closing, and subject to the terms and conditions set forth in the letter agreement dated December 18, 2024 between Terra Innovatum and PAC. Upon the Closing, PAC will receive a $2.5 million success fee payable in cash at the Closing, 223,000 PubCo Ordinary Shares issued at the Closing (the “Ordinary Shares Success Fee”), and a warrant exercisable for up to 1,000,000 PubCo Ordinary Shares at an exercise price of $7.00 per share. Further, PAC will be issued 40 PubCo Preferred Shares upon the Closing, which are contingently convertible into shares of PubCo Ordinary Shares (the “Financial Advisor Additional Shares”), subject to the tranche conversion milestones, discussed in the Additional Shares section below. Upon meeting the conditions for each tranche, the shares will mandatorily convert into PubCo Ordinary Shares at a conversion ratio of 10,000 PubCo Ordinary Shares per PubCo Preferred Share.

In September 2025, GSR III entered into subscription agreements (the “PIPE Subscription Agreements”) with certain accredited investors (the “Subscribers”), pursuant to which GSR III agreed to issue and sell, in a private placement (the “PIPE Financing”), PubCo Ordinary Shares (the “PIPE Shares”) at a purchase price of $10.00 per share. In connection with the PIPE Financing, GSR III also agreed to issue warrants to purchase PubCo Ordinary Shares at an exercise price of $12.00 per share (the “Half Warrants”), issued at a ratio of one Half Warrant for every two PIPE Shares, and warrants to purchase PubCo Ordinary Shares at an exercise price of $16.00 per share (the “Quarter Warrants”), issued at a ratio of one Quarter Warrant for every four PIPE Shares (together with the Half Warrants, the “PIPE Warrants”). The PIPE Warrants are exercisable immediately upon issuance and have a term of five years from the date of issuance.

Additional Shares — Terra Innovatum Global Quotaholders

Upon the Closing, former Terra Innovatum Global Quotaholders will receive additional shares in the form of 8,000 PubCo Preferred Shares. The Business Combination Agreement provides, among other things, that the holders of PubCo Preferred Shares issued in connection with the Closing will have the PubCo Preferred Shares mandatorily convert subsequent to the Closing into PubCo Ordinary Shares, subject to the following contingencies:

•        An amount equal to 25% of PubCo Preferred Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the PubCo Preferred Shares), in the aggregate among the Terra Innovatum Global Quotaholders in accordance with their pro rata portion, if at any time during the five-year period following the Closing (the “First Conversion Period”), (A) the volume weighted average price (“VWAP”) of the PubCo Ordinary Share for any five Trading Days within any 20 Trading Days period (“PubCo Trading Price”) is greater than $12.00, or (B) the submittal and docketing of at least 10 of the planned Pre-Application Topical Reports following the NEI Guidance has occurred, whichever occurs earlier.

•        An amount equal to 25% of PubCo Preferred Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the PubCo Preferred Shares), in the aggregate among the Terra Innovatum Global Quotaholders in accordance with their pro rata portion, if at any time during the First Conversion Period, (A) the PubCo Trading Price is greater than $14.00, or (B) NRC docketing of the SOLO Construction Permit Application, pursuant to 10 CFR Part 50, whichever occurs earlier.

•        An amount equal to 25% of PubCo Preferred Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the PubCo Preferred Shares), in the aggregate among the Terra Innovatum Global Quotaholders in accordance with their pro rata portion, if at any time during the seven-year period following the Closing (the “Second Conversion Period”), and together with the First Conversion Period, the “Conversion Period”, (A) the PubCo Trading Price is greater than $16.00, or (B) acceptance and docketing of SOLO Test Reactor Construction Permit in compliance with the requirements of the Atomic Energy Act of 1954 as set forth in 10 CFR, whichever occurs earlier.

•        An amount equal to 25% of PubCo Preferred Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the PubCo Preferred Shares), in the aggregate among the Terra Innovatum Global Quotaholders in accordance with their pro rata portion, if at any time during the Second Conversion Period, (A) the PubCo Trading Price is greater than $18.00, or (B) issuance of an operating license of SOLO Test Reactor pursuant 10 CFR Part 50, whichever occurs earlier.

•        If, prior to the end of the applicable Conversion Period, the applicable share price triggers have not been achieved, and PubCo enters into a definitive agreement that would result in a Change of Control transaction, and (A) the price per share of PubCo Ordinary Shares payable to the shareholders of PubCo in such Change of Control transaction (the “Change of Control Offer Price”) is at least $5.00 per share, then as of immediately prior to the closing of such Change of Control transaction, (x) the applicable share price triggers that have not been achieved shall be deemed to have been satisfied, and (y) the PubCo Preferred Shares shall convert into PubCo Ordinary Shares at the Preferred/Ordinary Conversion Ratio described above as if such Change of Control Offer Price constituted the applicable share price trigger pursuant to the Business Combination Agreement; or (B) the Change of Control Offer Price is less than $5.00 per share but greater than $2.50 per share, then as of immediately prior to the closing of such Change of Control transaction, half of the PubCo Preferred Shares that have not yet converted shall convert into PubCo Ordinary Shares at the Preferred/Ordinary Conversion Ratio.

•        Any PubCo Preferred Share that is not converted into PubCo Ordinary Shares during the applicable Conversion Period will remain outstanding, provided that any PubCo Preferred Share that is not converted within 20 years of issuance shall be transferred to PubCo and subsequently cancelled by PubCo for no consideration (om niet).

Additional Shares — PAC

Upon the Closing, PAC will receive additional shares in the form of 40 PubCo Preferred Shares and a warrant exercisable for up to 1,000,000 PubCo Ordinary Shares at an exercise price of $7.00 per share. These PubCo Preferred Shares will mandatorily convert into PubCo Ordinary Shares, subject to the same contingencies described above within the additional shares for Terra Innovatum Global Quotaholders.

Additional Shares — Sponsor

Additionally, pursuant to the Sponsor Support Agreement, entered into by and among Terra Innovatum, GSR III and the Sponsor, 549,500 GSR III Class B Ordinary Shares held by Sponsor immediately prior to the Closing, which convert into shares of PubCo Ordinary Shares on a one-for-one basis, will be subject to certain vesting or forfeiture and cancellation conditions subsequent to the Closing as follows:

If at any time during the First Conversion Period, (a) the PubCo Trading Price is greater than $12.00, or (b) the submittal and docketing of 75% (10 of 13) of the planned pre-application topical reports following the NEI Guidance, whichever occurs earlier, then 25% of the Vesting Sponsor Shares automatically and will immediately vest and no longer be subject to forfeiture and cancellation;

If at any time during the First Conversion Period, (a) the PubCo Trading Price is greater than $14.00, or (b) NRC docketing of the SOLO 2 construction permit application, pursuant to 10 CFR Part 50, whichever occurs earlier, then 25% of the Vesting Sponsor Shares shall automatically and will immediately vest and no longer be subject to forfeiture and cancellation;

If at any time during the Second Conversion Period, (a) the PubCo Trading Price is greater than $16.00, or (b) acceptance and docketing of SOLO Test Reactor construction permit in compliance with the requirements of the Atomic Energy Act of 1954 as set forth in 10 CFR, whichever occurs earlier, then 25% of the Vesting Sponsor Shares shall automatically and will immediately vest and no longer be subject to forfeiture and cancellation; and

If at any time during the Second Conversion Period, (a) the PubCo Trading Price is greater than $18.00, or (b) issuance of an operating license of SOLO Test Reactor pursuant 10 CFR Part 50, whichever occurs earlier, then 25% of the Vesting Sponsor Shares shall automatically and will immediately vest and no longer be subject to forfeiture and cancellation.

If, (i) prior to the end of the applicable Conversion Period, the applicable share price triggers have not been achieved, (ii) PubCo enters into a definitive agreement that would result in a Change of Control transaction, and (iii) (x) the price per share of PubCo Ordinary Shares payable to the shareholders of PubCo in such Change of Control transaction, the Change of Control Offer Price, is greater than $5.00 per share, then as of immediately prior to the closing of such Change of Control transaction, (A) the applicable share price triggers that have not been achieved shall be deemed to have been satisfied, and (B) the Vesting Sponsor Shares which have not vested, shall immediately vest as if such Change of Control Offer Price constituted the applicable share price trigger pursuant to the Sponsor Support Agreement, in full and final satisfaction of Sponsor’s rights to receive the Vesting Sponsor Shares described above; or (y) the Change of Control Offer Price is less $5.00 per share but greater than $2.50 per share, then as of immediately prior to the closing of such Change of Control transaction, half of the Vesting Sponsor Shares which have not vested, shall immediately vest, in full and final satisfaction of Sponsor’s rights to receive the Vesting Sponsor Shares pursuant to the Sponsor Support Agreement. Notwithstanding anything to the contrary in this Sponsor Agreement, if PubCo Preferred Shares are otherwise converted into PubCo Ordinary Shares and distributed to Terra OpCo Quotaholders, a pro rata portion of the Vesting Sponsor Shares shall immediately vest and no longer be subject to the forfeiture conditions provided in this Sponsor Agreement.

If, upon the expiration of the applicable Conversion Period, the vesting of any of Vesting Sponsor Shares has not occurred, then the applicable Vesting Sponsor Shares that failed to vest will be automatically forfeited and transferred to PubCo for no consideration.

The table below presents the exchange of Terra Innovatum Global quotas for PubCo Ordinary Shares that is expected to occur upon the Conversion:

Terra Innovatum Global quotas outstanding as of June 30, 2025(1)	Common Conversion Ratio(2)	Estimated PubCo Ordinary Shares issued to Terra Innovatum Quotaholders upon Closing
100	475,000	47,500,000

____________

(1)      Represents quotas held by legacy Terra Innovatum Global Quotaholders.

(2)      Represents the Per Quota Common Conversion Amount divided by $10.00.

Financing Transactions

Bridge Loan Financing

•        Subsequent to June 30, 2025, Terra Innovatum signed five debt note subscription agreements, respectively, for aggregate cash proceeds of $690.0 thousand.

The Bridge Loans bear an interest rate of 15.00% per annum, payable in kind (“PIK”) calculated on the outstanding principal balance. The principal and accrued interest on the Bridge loans are convertible into PubCo Ordinary Shares at the Closing at a conversion price of $7.00 per share.

In connection with the Bridge Loans, Terra Innovatum committed to issue to the Bridge Loan Lenders (i) warrants to purchase at an exercise price of $11.50 per share the number of PubCo Ordinary Shares equal to 100% of the number of PubCo Ordinary Shares into which the applicable Bridge Loan will convert into at Closing and (ii) warrants to purchase at an exercise price of $15.00 per share for the number of PubCo Ordinary Shares equal to 100% of the number of PubCo Ordinary Shares into which the applicable Bridge Loan will convert into at Closing.

PIPE Financing

•        In September 2025, GSR III entered into Subscription Agreements with certain accredited investors, pursuant to which GSR III agreed to issue and sell, in a private placement, PubCo Ordinary Shares at a purchase price of $10.00 per share. In connection with the PIPE Financing, GSR III has agreed to issue the PIPE Warrants which consist of the Half Warrants to purchase PubCo Ordinary Shares at an exercise price of $12.00 per share and the Quarter Warrants to purchase PubCo Ordinary Shares at an exercise price of $16.00 per share. The PIPE Warrants are exercisable immediately upon issuance and have a term of five years from the date of issuance.

Other Material Events

•        Total actual and expected dividends on investments held in the Trust Account subsequent to June 30, 2025 through the estimated Closing Date of October 8, 2025 are estimated to be $2.6 million.

•        In August 2025 and September 2025, for certain lenders (“the lenders”), Terra Innovatum amended the terms of their outstanding Bridge Loan agreements including the terms of the associated warrant commitments. For the existing warrant commitments having an exercise price of $11.50 per share, the amendments increased the number of shares underlying such warrants to equal 100% of the shares issuable upon conversion of the Bridge Loans, and shortened the exercise period of warrants held by certain lenders from 48 months to 36 months. Additionally, Terra Innovatum added a commitment to issue to the lenders new warrants having a number of underlying common shares equal to 100% of the shares issuable upon conversion of the Bridge Loans and an exercise price of $15.00 per share.

•        Terra Innovatum estimates it will incur interest expense and amortization of debt issuance costs and debt discounts from July 1, 2025 through the estimated Closing Date on the Bridge Loans held at amortized cost in Terra Innovatum Global’s historical June 30, 2025 financial statements of approximately $213.0 thousand, $2.5 thousand, and $419.0 thousand, respectively.

Terra Innovatum estimates it will incur interest expense and amortization of debt discounts on the five Bridge Loans issued subsequent to June 30, 2025 and held at amortized cost in the amount of approximately $13.7 thousand and $5.8 thousand, respectively, from issuance date through the estimated Closing Date.

Additional Information Related to the Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared based on GSR III’s and Terra Innovatum’s Global historical financial statements as adjusted to give effect to the Closing, the Financing Transactions, and the Other Material Events. The unaudited pro forma condensed combined balance sheet as of June 30, 2025 gives pro forma effect to the Closing as if it had occurred on June 30, 2025. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 reflects adjustments assuming that any adjustments that were made to the unaudited pro forma condensed combined balance sheet as of June 30, 2025 are assumed to have been made on January 1, 2024 for the purpose of adjusting the unaudited pro forma condensed combined statement of operations. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2025 reflects adjustments assuming that any adjustments that were made to the unaudited pro forma condensed combined balance sheet as of June 30, 2025 are assumed to have been made on January 1, 2024 for the purpose of adjusting the unaudited pro forma condensed combined statement of operations.

The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with:

•        the accompanying notes to the unaudited pro forma condensed combined financial information;

•        the historical audited financial statements of GSR III as of and for the year ended December 31, 2024, and the related notes included elsewhere in this proxy statement/prospectus;

•        the historical unaudited financial statements of GSR III as of and for the six months ended June 30, 2025, and the related notes included elsewhere in this proxy statement/prospectus;

•        the historical audited financial statements of Terra Innovatum as of and for the year ended December 31, 2024, and the related notes included elsewhere in this proxy statement/prospectus;

•        the historical unaudited consolidated financial statements of Terra Innovatum Global as of and for the six months ended June 30, 2025, and the related notes included elsewhere in this proxy statement/prospectus;

•        other information relating to GSR III and Terra Innovatum Global contained in this proxy statement/prospectus, including in the sections entitled “GSR III’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Terra Innovatum Global’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” the Annexes and other financial information relating to each of GSR III and Terra Innovatum Global included elsewhere in this proxy statement/prospectus.

Redemption Scenarios

The unaudited pro forma condensed combined financial information presents two redemption scenarios as follows:

•        No Redemption Scenario:    This scenario assumes that no holders of GSR III Class A Ordinary Shares subject to possible redemption exercise their right to have their GSR III Class A Ordinary Shares redeemed for their pro rata share of the Trust Account.

•        Maximum Redemption Scenario:    This scenario assumes that 21,641,673 GSR III Class A Ordinary Shares are redeemed, resulting in an aggregate cash payment of approximately $224.8 million out of the Trust Account based on an assumed redemption price of $10.39 per share based on an aggregate amount of the funds held in the Trust Account of approximately $238.9 million.1 The Business Combination Agreement includes as conditions to the Closing that, at the Closing, GSR III will have (A) at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act), and (B) will meet the $25.0 million GSR III Available Cash condition as defined in the Business Combination Agreement. The Maximum Redemption Scenario reflects the redemption of the maximum number of GSR III Class A Ordinary Shares subject to possible redemption that can be redeemed while allowing both the minimum net tangible assets and GSR III Available Cash conditions to be met. The Maximum Redemption Scenario includes all adjustments contained in the No Redemption Scenario and presents additional adjustments to reflect the effect of the Maximum Redemption Scenario.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and is not necessarily indicative of what the actual results of operations and financial position would have been had the Closing, the Financing Transactions, and the Other Material Events taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of PubCo. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed combined financial information. If the actual facts are different than these assumptions, the amounts and shares outstanding in the unaudited pro forma condensed combined financial information that follows will be different, and those changes could be material.

____________

1        Amount equal to: (i) $236.3 million balance of cash and investments held in Trust Account on GSR III’s historical balance sheet as of June 30, 2025, plus (ii) $2.6 million actual and expected dividends on investments held in the Trust Account subsequent to June 30, 2025 through the estimated Closing Date of October 8, 2025.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2025

(In thousands, except for share data)	GSR III Acquisition Corp. Historical	Terra Innovatum Global, S.r.l Historical	Scenario 1 Assuming No Redemptions into Cash							Scenario 2 Assuming Maximum Redemptions into Cash
			Transaction Accounting Adjustments						Pro Forma Balance Sheet	Other Transaction Accounting Adjustments	Notes	Pro Forma Balance Sheet
			Financing Transactions	Notes	Adjustments for Other Material Events	Notes	Other Transaction Accounting Adjustments	Notes
Assets
Current assets:
Cash and cash equivalents	$862	$3,973	$690	3(aaa)	$—		$238,901	3(a)	$256,158	$(224,792)	3(t)	$31,366
	—	—	30,879	3(bbb)	—		(2,148)	3(e)	—	—		—
	—	—	—		—		(7,199)	3(f)	—	—		—
	—	—	—		—		(300)	3(k)	—	—		—
	—	—	—		—		(300)	3(l)	—	—		—
	—	—	—		—		(9,200)	3(d)	—	—		—
Deferred transaction costs	—	593	—		—		(593)	3(f)	—	—		—
Prepaid expenses and other current assets	100	388	—		—		300	3(l)	788	—		788
Total current assets	962	4,954	31,569		—		219,461		256,946	(224,792)		32,154
Cash and investments held in trust account	236,273	—	—		2,628	3(aa)	(238,901)	3(a)	—	—		—
Total assets	$237,235	$4,954	$31,569		$2,628		$(19,440)		$256,946	$(224,792)		$32,154

Liabilities and shareholders’ (deficit) equity
Current liabilities:
Accounts payable	$871	$2,844	$—		$—		$(1,997)	3(f)	$959	$—		$959
	—	—	—		—		(759)	3(e)	—	—		—
Accrued expenses and other current liabilities	—	601	—		—		—		601	—		601
Bridge loans, net	—	2,694	322	3(aaa)	654	3(bb)	(3,670)	3(o)	—	—		—
Total current liabilities	871	6,139	322		654		(6,426)		1,560	—		1,560
Related party loan, non-current	—	326	—		—		—		326	—		326
Other non-current liabilities	—	8	—		—		—		8	—		8
Deferred underwriting commissions	9,200	—	—		—		(9,200)	3(d)	—	—		—
Share-settled contingent liability	—	—	—		—		2,957	3(b)	598,493	—		598,493
	—	—	—		—		591,473	3(n)	—	—		—
	—	—	—		—		4,063	3(m)	—	—		—
Total liabilities	10,071	6,473	322		654		582,867		600,387	—		600,387
GSR III Class A ordinary shares, $0.0001 par value; 23,000,000 shares subject to possible redemption at $10.27 per share as of June 30, 2025	236,273	—	—		—		(238,901)	3(q)	—	—		—
	—	—	—		—		2,628	3(h)	—	—		—

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET — (Continued)
AS OF JUNE 30, 2025

(In thousands, except for share data)	GSR III Acquisition Corp. Historical	Terra Innovatum Global, S.r.l Historical	Scenario 1 Assuming No Redemptions into Cash							Scenario 2 Assuming Maximum Redemptions into Cash
			Transaction Accounting Adjustments						Pro Forma Balance Sheet	Other Transaction Accounting Adjustments	Notes	Pro Forma Balance Sheet
			Financing Transactions	Notes	Adjustments for Other Material Events	Notes	Other Transaction Accounting Adjustments	Notes
Shareholders’ (deficit) equity:
GSR III Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding as of June 30, 2025	—	—	—		—		—		—	—		—
GSR III Class A ordinary shares, $0.0001 par value, 200,000,000 shares authorized; 422,500 shares issued and outstanding (excluding 23,000,000 shares subject to possible redemption) as of June 30, 2025	—	—	—		—		—	3(j)	—			—
	—	—	—		—		—	3(p)	—	—		—
GSR III Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 5,750,000 shares issued and outstanding as of June 30, 2025	1	—	—		—		—	3(m)	—	—		—
	—	—	—		—		(1)	3(p)	—	—		—
PubCo Preferred Shares, par value $117.89*; 8,040 shares authorized; 0 shares issued and outstanding (No Redemption Scenario) and 0 shares issued and outstanding (Maximum Redemption Scenario) as of June 30, 2025	—	—	—		—		—		—	—		—
PubCo Ordinary Shares, par value $0.01*; 500,000,000 shares authorized; 80,464,670 shares issued and outstanding (No Redemption Scenario) and 60,858,306 shares issued and outstanding (Maximum Redemption Scenario) as of June 30, 2025	—	—	38	3(bbb)	—		3	3(c)	989	(255)	3(t)	734
	—	—	—		—		561	3(g)	—	—		—
	—	—	—		—		10	3(o)	—	—		—
	—	—	—		—		106	3(p)	—	—		—
	—	—	—		—		271	3(q)	—	—		—
Corporate Capital	—	15	—		—		(15)	3(g)	—	—		—
Additional paid-in-capital	—	1,077	368	3(aaa)	—	3(cc)	(1,665)	3(f)	—	224,537	3(s)	—
	—	—	30,841	3(bbb)	—		(8,717)	3(g)	—	(224,537)	3(t)	—
	—	—	—		—		—	3(i)	—	—		—
	—	—	—		—		—	3(j)	—	—		—
	—	—	—		—		(254,438)	3(n)	—	—		—
	—	—	—		—		(4,063)	3(m)	—	—		—
	—	—	—		—		(2,628)	3(h)	—	—		—
	—	—	—		—		(3)	3(c)	—	—		—
	—	—	—		—		(2,957)	3(b)	—	—		—
	—	—	—		—		3,660	3(o)	—	—		—

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET — (Continued)
AS OF JUNE 30, 2025

(In thousands, except for share data)	GSR III Acquisition Corp. Historical	Terra Innovatum Global, S.r.l Historical	Scenario 1 Assuming No Redemptions into Cash							Scenario 2 Assuming Maximum Redemptions into Cash
			Transaction Accounting Adjustments						Pro Forma Balance Sheet	Other Transaction Accounting Adjustments	Notes	Pro Forma Balance Sheet
			Financing Transactions	Notes	Adjustments for Other Material Events	Notes	Other Transaction Accounting Adjustments	Notes
	—	—	—		—		(105)	3(p)	—	—		—
	—	—	—		—		238,630	3(q)	—	—		—
	—	—	—		—		—	3(r)	—	—		—
Accumulated deficit	(9,110)	(2,630)	—		2,628	3(aa)	(1,389)	3(e)	(344,449)	(224,537)	3(s)	(568,986)
	—	—	—		(654)	3(bb)	(4,130)	3(f)	—	—		—
	—	—	—		—		8,171	3(g)	—	—		—
	—	—	—		—		(300)	3(k)	—	—		—
	—	—	—		—		(337,035)	3(n)	—	—		—
	—	—	—		—		—	3(r)	—	—		—
Accumulated other comprehensive income	—	19	—		—		—		19	—		19
Total shareholders’ (deficit) equity	(9,109)	(1,519)	31,247		1,974		(366,034)		(343,441)	(224,792)		(568,233)
Total liabilities, Class A ordinary shares subject to possible redemption, and shareholders’ (deficit) equity	$237,235	$4,954	$31,569		$2,628		$(19,440)		$256,946	$(224,792)		$32,154

____________

*        Pursuant to the Business Combination Agreement, the par value of PubCo Ordinary Shares is EUR 0.01 per share, and the par value of PubCo Preferred Shares is EUR 100.00 per share. The par values presented above within the unaudited pro forma condensed combined balance sheet are converted to USD, using an exchange rate as of the balance sheet date, and presented rounded. The resulting unrounded par value in USD of PubCo Ordinary Shares and PubCo Preferred Shares is $0.011789 and $117.89, respectively,

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2025

(In thousands, except per share and weighted-average share data)	Six Months Ended June 30, 2025	Six Months Ended June 30, 2025	Scenario 1 Assuming No Redemptions into Cash				Scenario 2 Assuming Maximum Redemptions into Cash
	GSR III Acquisition Corp Historical	Terra Innovatum Global S.r.l. Historical	Other Transaction Accounting Adjustments	Notes	Pro Forma Statement of Operations	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Statement of Operations	Notes
Operating expenses:
General and administrative	$1,795	$3,520	$150	4(e)	$5,465		$—		$5,465
Development costs	—	89	—		89		—		89
Total operating expenses	1,795	3,609	150		5,554		—		5,554
Loss from operations	(1,795)	(3,609)	(150)		(5,554)		—		(5,554)
Interest and dividends earned on investments held in trust account	4,861	—	(4,861)	4(c)	—		—		—
Other expense	—	(55)	—		(55)		—		(55)
Interest expense	—	(189)	189	4(g)	—		—		—
Change in fair value – warrant liability	—	1,260	—		1,260		—		1,260
Total other income (expense), net	4,861	1,016	(4,672)		1,205		—		1,205
Net income (loss)	$3,066	$(2,593)	$(4,822)		$(4,349)		$—		$(4,349)
GSR III basic and diluted weighted average ordinary shares outstanding, redeemable ordinary shares	23,000,000	—	—		—		—		—
Basic and diluted net income per share, GSR III redeemable ordinary shares	$0.11	$—	$—		$—		$—		$—
GSR III basic and diluted weighted average ordinary shares outstanding, non-redeemable ordinary shares	6,172,500	—	—		—		—		—
Basic and diluted net income per share, GSR III non-redeemable ordinary shares	$0.11	$—	$—		$—		$—		$—
PubCo basic and diluted weighted-average ordinary shares outstanding	—	—	—		83,731,423	4(h)	—		62,089,750	4(h)
Basic and diluted net loss per share, PubCo Ordinary Shares	$—	$—	$—		$(0.05)	4(h)	$—		$(0.07)	4(h)

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2024

(In thousands, except per share and weighted-average share data)	Year Ended December 31, 2024	Year Ended December 31, 2024	Scenario 1 Assuming No Redemptions into Cash				Scenario 2 Assuming Maximum Redemptions into Cash
	GSR III Acquisition Corp Historical	Terra Innovatum Global S.r.l. Historical	Other Transaction Accounting Adjustments	Notes	Pro Forma Statement of Operations	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Statement of Operations	Notes
Operating expenses:
General and administrative	$463	$78	$1,389	4(a)	$6,660		$—		$6,660
	—	—	300	4(b)	—		—		—
	—	—	4,130	4(d)	—		—		—
	—	—	300	4(e)	—		—		—
	—	—	—	4(f)	—		—		—
Development costs	—	75	—		75		—		75
Total operating expenses	463	153	6,119		6,735		—		6,735
Loss from operations	(463)	(153)	(6,119)		(6,735)		—		(6,735)
Dividends earned on investments held in Trust Account	1,412	—	(1,412)	4(c)	—		—		—
Change in fair value of warrant liability	—	—	—		—		—		—
Other income – related party	—	129	—		129		—		129
Other expense	—	—	—		—		—		—
Total other income (expense), net	1,412	129	(1,412)		129		—		129
Income (Loss) before income taxes	949	(24)	(7,531)		(6,606)		—		(6,606)
Provision for income taxes	—	(10)	—		(10)		—		(10)
Net income (loss)	$949	$(34)	$(7,531)		$(6,616)		$—		$(6,616)

Net loss attributable to PubCo ordinary shareholders					$(13,069)				$(13,069)
GSR III basic and diluted weighted average ordinary shares outstanding, redeemable ordinary shares	3,330,601	—	—		—		—		—
Basic and diluted net income per share, GSR III redeemable ordinary shares	$0.10	$—	$—		$—		$—		$—
GSR III basic and diluted weighted average ordinary shares outstanding, non-redeemable ordinary shares	5,811,182	—	—		—		—		—
Basic and diluted net income per share, GSR III non-redeemable ordinary shares	$0.10	$—	$—		$—		$—		$—
PubCo basic and diluted weighted-average ordinary shares outstanding	—	—	—		83,731,423	4(h)	—		62,089,750	4(h)
Basic and diluted net loss per share attributable to PubCo ordinary shareholders	$—	$—	$—		$(0.16)	4(h)	$—		$(0.21)	4(h)

See accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.      Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Release No. 33-10786 replaces the historical pro forma adjustments criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and presents the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). GSR III and Terra Innovatum management have elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information. The adjustments presented in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an understanding of PubCo at the Closing, the Financing Transactions, and the Other Material Events. The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Closing. GSR III and Terra Innovatum have not had any historical relationship prior to the Closing. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The pro forma adjustments reflecting the Closing, the Financing Transactions, and the Other Material Events are based on certain currently available information and certain assumptions and methodologies that both GSR III and Terra Innovatum believe are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the differences may be material. Both GSR III and Terra Innovatum believe that the assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the Closing, the Financing Transactions, and the Other Material Events based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The foregoing scenarios (the No Redemption Scenario and the Maximum Redemption Scenario) are for illustrative purposes as GSR III does not have, as of the date of this proxy statement/prospectus, a meaningful way of providing any certainty regarding the number of GSR III Class A Ordinary Shares that Pre-Closing GSR III Holders will redeem in connection with the Closing.

Included in the shares outstanding and weighted average shares outstanding (for the calculation of pro forma basic and diluted net loss per share) as presented in the unaudited pro forma condensed combined financial information are PubCo Ordinary Shares to be issued to legacy Terra Innovatum Global Quotaholders and the GSR III Ordinary Shares that are expected to remain outstanding under the No Redemption Scenario and the Maximum Redemption Scenario on the estimated Closing Date and that will represent PubCo Ordinary Shares (as adjusted, where applicable, for the Maximum Redemption Scenario), which includes GSR III Ordinary Shares held by public shareholders, GSR III Ordinary Shares held by the Sponsor and related parties of the Sponsor, and the shares to be issued to holders of GSR III Rights upon the automatic exercise of the outstanding GSR III Rights upon consummation of the Closing.

Pursuant to the Business Combination Agreement, former quotaholders of Terra Innovatum will receive an aggregate of 47,500,000 PubCo Ordinary Shares, each share having one vote. The former quotaholders of Terra Innovatum will have approximately 56.3% of the total voting rights in PubCo in the No Redemption Scenario and 75.8% of the total voting rights in PubCo in the Maximum Redemption Scenario (see tables directly below). The table directly below presents shares outstanding and the pro forma voting rights upon the estimated Closing Date as depicted in the unaudited pro forma condensed combined balance sheet. This table excludes PubCo Preferred Shares issued to legacy Terra Innovatum Global Quotaholders and PAC in the amount of 8,000 and 40, respectively.

Additionally, this table excludes 1,000,000 potentially issuable PubCo Ordinary Shares underlying the warrant issued to PAC as a success fee upon the Closing (see Note 3(i)), 1,710,704 potentially issuable PubCo Ordinary Shares to certain Bridge Loan lenders upon the exercise of warrants issued upon the Closing (see Notes 3(aaa) and 3(cc)), and 2,388,000 potentially issuance PubCo Ordinary shares upon the exercise of the PIPE Warrants (see Note 3(bbb)).

	Assuming No Redemptions Into Cash			Assuming Maximum Redemptions Into Cash
	Shares		% Ownership	Shares		% Ownership
PubCo Ordinary Shares held by Terra Innovatum Global Quotaholders(1)	47,500,000		56.3%	47,500,000		75.8%
PubCo Ordinary Shares held by GSR III public shareholders	26,285,714	(2)	31.2%	4,644,041	(3)	7.4%
PubCo Ordinary Shares held by Sponsor and related parties of Sponsor(4)	6,232,857		7.4%	6,232,857		10.0%
PubCo Ordinary Shares held by unrelated third parties(5)	1,078,352		1.3%	1,078,352		1.7%
PubCo Ordinary Shares underlying the PIPE Financing(6)	3,184,000		3.8%	3,184,000		5.1%
Total PubCo Ordinary Shares	84,280,923		100.0%	62,639,250		100.0%

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(1)      Consists of PubCo Ordinary Shares issued to legacy Terra Innovatum Global Quotaholders upon the effective time of the Closing, which, pursuant to the Business Combination Agreement is equal to the (a) Common Conversion Ratio of 475,000, multiplied by (b) 100 quotas, for a total number of PubCo Ordinary Shares issued to legacy Terra Innovatum Global Quotaholders of 47,500,000 in both the No Redemption Scenario and Maximum Redemption Scenario respectively.

(2)      Consists of, in the No Redemption Scenario, (i) 23,000,000 GSR III Class A Ordinary Shares subject to possible redemption which GSR III public shareholders elected not to redeem in connection with the Business Combination and (ii) 3,285,714 GSR III Public Rights, each of which will convert, on a one-for-one basis, into GSR III Class A Ordinary Shares immediately prior to the Closing. These GSR III Ordinary Shares will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing of the Closing.

(3)      Consists of, in the Maximum Redemption Scenario, (i) 1,358,327 GSR III Class A Ordinary Shares subject to possible redemption. This scenario assumes that 21,641,673 GSR III Class A Ordinary Shares are redeemed. The Maximum Redemption Scenario reflects the redemption of the maximum number of GSR III Class A Ordinary Shares subject to possible redemption that can be redeemed while allowing both the minimum net tangible assets and GSR III Available Cash conditions pursuant to the Business Combination Agreement to be met. (ii) 3,285,714 GSR III Public Rights, each of which will convert, on a one-for-one basis, into GSR III Class A Ordinary Shares immediately prior to the Closing. These GSR III Ordinary Shares will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing.

(4)      Consists of 6,232,857 GSR III Ordinary Shares issued and outstanding immediately prior to the Closing which will convert on a one-for-one basis into PubCo Ordinary Shares upon the Closing. The 6,232,857 GSR III Ordinary Shares consists of (i) 5,495,000 GSR III Class B Ordinary Shares held by Sponsor which represents 5,495,000 issued and outstanding GSR III Class B Ordinary Shares held by Sponsor at the Closing, including 549,500 Vesting Sponsor Shares, subject to the vesting conditions pursuant to the Business Combination Agreement as the Sponsor will retain voting power with respect to the Vesting Sponsor Shares, (ii) 384,428 and 38,072 GSR III Class A Ordinary Shares held by Sponsor and related parties of Sponsor, respectively, (iii) 255,000 issued and outstanding GSR III Class B Ordinary Shares held by related parties of Sponsor, (iv) 54,918 and 5,439 Private Placement Rights held by Sponsor and related parties of Sponsor, respectively, which will convert on a one-for-one-basis into GSR III Class A Ordinary Shares immediately prior to the Closing.

(5)      Consists of (i) 223,000 PubCo Ordinary Shares issued to PAC as a success fee upon the Closing of the Business Combination and (ii) 855,352 PubCo Ordinary Shares issued from conversion of the Bridge Loans upon the Closing of the Business Combination.

(6)      Consists of 3,184,000 PubCo Ordinary Shares issued upon Closing as a result of the PIPE Financing. For purposes of the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in this prospectus, management has incorporated all PIPE Subscription Agreements executed on or prior to September 23, 2025.

Subsequent to September 23, 2025, and prior to the filing of this prospectus, additional PIPE Subscription Agreements were entered into, which will result in aggregate gross proceeds of $2.8 million and the issuance of 277,000 PubCo Ordinary Shares, 138,500 Half Warrants, and 69,250 Quarter Warrants on the Closing Date.

The ownership tables presented outside of the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus supplement reflect all underlying securities associated with PIPE Subscription Agreements that were executed through the date of this proxy statement/prospectus supplement filing.

2.      Accounting Treatment for the Transaction

In connection with the Terra Pre-Closing Restructuring, each issued and outstanding quota of New TopCo will be converted into PubCo Ordinary Shares at the Common Conversion Ratio. Subsequent to the Terra Pre-Closing Restructuring, GSR III will merge into Terra MergerCo with GSR III surviving and becoming a wholly owned subsidiary of PubCo. As a result of the merger, GSR III’s issued and outstanding shares will be converted into PubCo Ordinary Shares on a one-for-one basis. PubCo’s acquisition of GSR III will be accounted for as a recapitalization by/via an asset acquisition in accordance with ASC 805-50, as GSR III does not meet the ASC 805 definition of a business.

The consideration transferred to the GSR III shareholders to effect the asset acquisition consists of PubCo Ordinary Shares and contingently issuable PubCo Ordinary Shares. As GSR III is comprised primarily of monetary assets (Cash and Investments held in Trust Account), the fair value of the aforementioned consideration transferred is deemed equivalent to GSR III’s net assets. As the consideration transferred is deemed equivalent to the net assets acquired, the net assets of GSR III will be stated at their carrying values, which are deemed to be stated at their respective fair values, and no goodwill (or gain or loss) will be recognized.

The conversion of New TopCo’s issued and outstanding quotas into PubCo Ordinary Shares, which will be effected in connection with the aforementioned asset acquisition (a recapitalization by/via asset acquisition), will be accounted for as a recapitalization in accordance with U.S. GAAP. GSR III will be treated as the “acquired” company for accounting purposes and PubCo will be treated as the legal and accounting acquirer.

PubCo, which is controlled by legacy Terra Innovatum Global Quotaholders, has been determined to be the accounting acquirer based on the following:

•        Under all redemption scenarios, legacy Terra Innovatum Global Quotaholders will have a majority of the voting interest in PubCo, with between 56.3% and 75.8% of the voting power held by legacy Terra Innovatum Global Quotaholders depending on the redemption scenario.

•        All of the senior management of PubCo will come from the senior management of Terra Innovatum.

•        Terra Innovatum will appoint a majority of the directors to the board of directors of PubCo.

•        The intended strategy of PubCo will be to continue to focus on Terra Innovatum’s core service offerings.

3.      Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

Pro Forma Adjustments for Financing Transactions:

(aaa) Subsequent to June 30, 2025, Terra Innovatum issued five convertible Bridge Loans for aggregate cash proceeds of $690.0 thousand.

Additionally, in connection with the Bridge Loans, Terra Innovatum committed to issue two sets of warrants upon the Closing of the Business Combination to these Bridge Loan lenders. These warrants are considered outstanding for financial reporting purposes and qualify for equity classification under ASC 815-40.

The $690.0 thousand of proceeds from the Bridge Loan agreements were allocated between the Bridge Loans and the equity-classified warrants based on their relative fair values. For the agreements executed in August 2025, prior to the execution of the PIPE Subscription Agreements, the fair values were determined using a Black-Scholes-Merton model with assumptions including a $10.00 share price, 108% volatility, a 4.02% risk-free rate, and a 7% discount for lack of marketability. For the agreements executed in September 2025, following the execution of the PIPE Subscription Agreements, the model incorporated updated assumptions including a $7.41 share price, 110% volatility, a 4.02% risk-free rate, and a 5% discount for lack of marketability.

As a result, a $367.6 thousand debt discount was recognized, reducing the carrying value of the Bridge Loans to $322.3 thousand, which was recorded in bridge loans, net, on the unaudited pro forma condensed combined balance sheet as of June 30, 2025. $367.6 thousand of the proceeds were allocated to the warrants, which are exercisable for 198,800 PubCo Ordinary Shares, resulting in a corresponding increase to additional paid-in capital.

(bbb)Subsequent to June 30, 2025, GSR III entered into Subscription Agreements for the private placement sale of 3,184,000 PubCo Ordinary Shares2 at $10.00 per share for aggregate gross proceeds of $31.8 million prior to the payment of placement agent fees of $962.0 thousand. Additionally, in connection with the PIPE Financing, GSR III committed to issue two sets of warrants upon the Closing of the Business Combination, the Half Warrants, exercisable for 1,592,000 PubCo Ordinary Shares at an exercise price of $12.00 per share and the Quarter Warrants, exercisable for 796,000 PubCo Ordinary Shares at an exercise price of $16.00 per share. The PIPE Warrants have a five-year term from issuance.

The PIPE Shares and PIPE Warrants qualify for permanent equity classification under ASC 815-40. As such, the $31.8 million of proceeds was allocated between the PIPE Shares and the PIPE Warrants on the basis of their relative fair values. The fair values of the PIPE Shares and PIPE Warrants were determined using a Monte Carlo simulation with assumptions including a $7.41 share price, 3.61% risk-free rate, and 117.5% volatility. As a result, $5.7 million of the gross proceeds were allocated to the Half Warrants, $2.5 million of the gross proceeds were allocated to the Quarter Warrants, and $23.6 million of the gross proceeds were allocated to the PIPE Shares, resulting in a $31.8 million increase to additional paid-in capital on the unaudited pro forma condensed combined balance sheet as of June 30, 2025.

Pursuant to the April 28, 2025 engagement letter between GSR III and The Benchmark Company, LLC (“Benchmark”), Benchmark was entitled to a placement agent fee equal to 5.0% of the gross proceeds from PIPE Subscribers it introduced. Benchmark sourced $19.2 million of gross proceeds, resulting in a $962,000 cash fee paid at Closing. This fee was recorded as a reduction to additional paid-in capital in the unaudited pro forma condensed combined balance sheet as of June 30, 2025.

Pro Forma Adjustments for Other Material Events:

(aa)   To reflect actual and expected dividends on investments held in the Trust Account from July 1, 2025 through the estimated Closing Date of October 8, 2025.

(bb)  To reflect estimated interest incurred of $5.8 thousand and amortization of debt discounts of $13.7 thousand from issuance date through the estimated Closing Date on the five Bridge Loans entered in subsequent to June 30, 2025 (see adjustment 3(aaa)). Additionally, to reflect estimated interest incurred of $213.0 thousand and amortization of debt issuance costs and debt discounts of $2.5 thousand and $419.0 thousand, respectively from July 1, 2025 through the estimated Closing Date on the Bridge Loans entered into prior to June 30, 2025.

(cc)   To reflect the August 2025 and September 2025 Bridge Loan agreement amendments, which modified the terms of the Company’s commitment, upon completion of the Merger, to issue warrants with an $11.50 per share exercise price to certain lenders and included a commitment to issue new warrants at an exercise price of $15.00 per share to those lenders.

Each amended warrant remained equity-classified before and after the amendments. The effects of the amendments were accounted for as a dividend made to the affected Bridge Loan lenders.

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2        For purposes of the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in this prospectus, management has incorporated all PIPE Subscription Agreements executed on or prior to September 23, 2025.

Subsequent to September 23, 2025, and prior to the filing of this prospectus, additional PIPE Subscription Agreements were entered into, which will result in aggregate gross proceeds of $2.8 million and the issuance of 277,000 PubCo Ordinary Shares, 138,500 Half Warrants, and 69,250 Quarter Warrants on the Closing Date.

The ownership tables presented outside of the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus supplement reflect all underlying securities associated with PIPE Subscription Agreements that were executed through the date of this proxy statement/prospectus supplement filing.

The dividend was measured as the sum of (i) the excess of the fair value of the modified $11.50 warrants post-amendment over their pre-amendment fair value, and (ii) the fair value of the new $15.00 warrants on the amendment date.

The fair values of the affected warrants with amendment dates in August 2025, prior to the execution of the PIPE Subscription Agreements, were determined using a Black-Scholes-Merton model, based on the following assumptions: (i) share price of $10.00, (ii) risk-free rate of 3.7% – 3.8%, (iii) volatility of 106% – 108%, and (iv) an 8.3% – 9.3% discount for lack of marketability. For the fair values of the affected warrants with amendment dates in September 2025, following the execution of the PIPE Subscription Agreements, the model incorporated updated assumptions including: (i) share price of $7.41, (ii) risk-free rate of 4.02%, (iii) volatility of 110%, and (iv) a 5% discount for lack of marketability.

The resulting dividend of $6.5 million was recorded as a reduction to additional paid-in capital (APIC), offset by a corresponding increase in APIC for the warrants’ fair value adjustment, resulting in a $0 net impact to APIC. This dividend is reflected in the pro forma net loss per share calculation for the year ended December 31, 2024 (see Note 4(h)).

Pro Forma Other Transaction Accounting Adjustments:

(a)     To reflect, in the No Redemption Scenario, the release of the cash and investments held in the Trust Account to cash and cash equivalents, assuming no GSR III public shareholders exercise their right to have their GSR III Class A Ordinary Shares redeemed for their pro rata share of the Trust Account. The amount of investments held in the Trust Account released to cash is equal to the historical balance of the Trust Account as of June 30, 2025 in the amount of $236.3 million, plus $2.6 million actual and expected dividend income on the Trust Account subsequent to June 30, 2025 through the estimated Closing Date (see Note 3(aa)).

(b)    To reflect the recognition of (i) the issuance of PubCo Preferred Shares to PAC upon the Closing and (ii) the associated conversion feature which will be automatically triggered if contingent milestones are met subsequent to the Closing. Refer to the Introduction section above for description of the various milestones.

The PubCo Preferred Shares will be forfeited by the holder if they are not converted within 20 years from the issuance date, the Closing. As the PubCo Preferred Shares may be forfeited, management has concluded that they should be evaluated, accounted for, and classified, as a freestanding equity-linked instrument, rather than as outstanding shares.

Management has concluded that the change of control provision and the permit-driven performance target milestones described in the Introduction section above cause the freestanding equity-linked instrument to not be considered indexed to PubCo’s own stock as these represent potential settlement adjustments that are not permissible within the guidance of ASC 815. Therefore, the freestanding equity-linked instrument has been recorded as a liability at its estimated fair value, with the offsetting amount recorded to additional paid-in capital. The value of the Share-settled contingent liability was calculated using a probability weighted-average analysis of the achievement of each of the milestones and a Monte Carlo simulation model. The simulation incorporated (i) an underlying share price of $7.41 per share, (ii) a 3.9% risk free rate, and (iii) an estimated volatility of 125% based on historical data of comparable public companies.

(c)     To reflect the issuance of 223,000 PubCo Ordinary Shares to PAC upon the Closing for banking advisory services provided to Terra Innovatum. The issuance of the shares was accounted for in accordance with Staff Accounting Bulletin Topic 5A (“SAB Topic 5A”) as a specific incremental cost associated with the equity offering, with the grant date fair value recorded as a decrease to additional paid-in capital with a corresponding increase to par value.

(d)    To reflect the settlement of GSR III’s deferred underwriting fee payable upon the Closing from Cash and cash equivalents.

(e)     To reflect the payment of estimated total transaction costs of $2.1 million related to GSR III, including:

(i)     $758.5 thousand incurred prior to June 30, 2025 and recorded as accounts payable in GSR III’s historical financial statements;

(ii)    $1.4 million of estimated transaction costs to be incurred after June 30, 2025, which are not specific incremental costs directly attributable to the offering.

In accordance with Staff Accounting Bulletin Topic 5.A and ASC 340-10-S99-1, management evaluated the nature of all transaction-related costs. Based on this evaluation:

•        Approximately $758.5 thousand of costs incurred prior to June 30, 2025 were recorded in GSR III’s historical financial statements as accounts payable and expensed as incurred, as they were not directly attributable to the offering. These costs included legal services related to the negotiation and structuring of the business combination agreement. None of these services were directly attributable to the offering.

•        Approximately $1.4 million to be incurred after June 30, 2025 were expensed as incurred and recorded as an addition to accumulated deficit in the pro forma balance sheet. These costs primarily include legal services related to the negotiation and structuring of the business combination agreement and accounting and audit services for historical financial statements. None of these services were specific incremental costs directly attributable to the offering.

(f)     To reflect the payment of estimated total transaction costs of $7.2 million related to Terra Innovatum Global, including:

(i)     $2.0 million incurred prior to June 30, 2025 and recorded as accounts payable in Terra Innovatums Global’s historical financial statements;

(ii)    $1.1 million of estimated advisory and legal fees to be incurred after June 30, 2025 that are specific incremental costs directly attributable to the offering; and

(iii)   $4.1 million of estimated transaction costs to be incurred after June 30, 2025 that are not specific incremental costs directly attributable to the offering.

In accordance with Staff Accounting Bulletin Topic 5.A and ASC 340-10-S99-1, management evaluated the nature of all transaction-related costs. Based on this evaluation:

•        Approximately $2.6 million of costs incurred prior to June 30, 2025 were recorded in Terra Innovatum Global’s historical financial statements and expensed as incurred, as they were not directly attributable to the offering. These costs included legal and advisory services related to the negotiation and structuring of the business combination agreement, legal and tax structuring services, accounting and audit services for historical financial statements, and marketing and communications activities. None of these services were specific incremental costs directly attributable to the offering.

•        Approximately $593.2 thousand of transaction costs incurred prior to June 30, 2025 were accounted for as specific incremental costs directly attributable to the offering and recorded in Terra Innovatum Global’s historical financial statements as deferred transaction costs and recorded as a reduction to additional paid-in capital in the pro forma balance sheet.

•        Approximately $1.1 million of transaction costs to be incurred after June 30, 2025 were accounted for as specific incremental costs directly attributable to the offering and recorded as a reduction to additional paid-in capital in the pro forma balance sheet. These costs include legal services directly supporting the preparation and filing of the registration statement and advisory services for the preparation of the pro forma financial information. These services were specific incremental costs directly attributable to the offering.

•        Approximately $4.1 million of costs to be incurred after June 30, 2025 were expensed as incurred and recorded as an addition to accumulated deficit in the pro forma balance sheet. These costs include strategic advisory fees, including the $2.5 million cash success fee to PAC, legal and tax structuring services, accounting and audit services for historical financial statements, and marketing and investor relations costs. None of these services were specific incremental costs directly attributable to the offering.

(g)    To reflect, in the No Redemption Scenario, the recapitalization of PubCo through the conversion of 100 New TopCo quotas into 47,500,000 PubCo Ordinary Shares, reflecting the Common Conversion Ratio of 475,000, and to reflect to derecognition of the accumulated deficit of GSR III which is reversed to additional paid-in-capital.

The recapitalization adjustment is determined as follows (in thousands):

Derecognition of Terra Innovatum Global Corporate Capital	$(15)
Derecognition of GSR III’s accumulated deficit(1)	$8,171
Issuance of PubCo Ordinary Shares in accordance with the Common Conversion Ratio under the No Redemption Scenario	$561
Net reduction of additional paid-in capital due to derecognition of GSR III’s accumulated deficit and Terra Innovatum Global’s Corporate Capital and issuance of PubCo Ordinary Shares	$(8,717)

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(1)      The derecognition of GSR III’s accumulated deficit of $8.2 million is determined as follows (in thousands):

Historical accumulated deficit of GSR III as of June 30, 2025	$9,110
Dividends on investments held in the Trust Account, see 3(aa)	$(2,628)
Estimated transaction costs of GSR III through the estimated Closing Date, see 3(e)	$1,389
Premium for a directors’ and officers’ tail insurance policy, see 3(k)	$300
Total adjustment to derecognize GSR III’s accumulated deficit	$8,171

(h)    To reflect the change in redemption value of the GSR III Class A Ordinary Shares subject to possible redemption due to the actual and expected income on investments from the Trust Account from July 1, 2025 through the estimated Closing Date (see Note 3(aa)). Changes in the redemption value of stock classified as temporary equity may be recognized immediately as they occur by adjusting the carrying amount of the stock in accordance with ASC 480.

(i)     To reflect the issuance of a warrant, classified within permanent equity, to PAC as a success fee upon the Closing. The warrant provides PAC the right to acquire up to 1,000,000 PubCo Ordinary Shares at an exercise price of $7.00 per share, with an exercise period of 5.0 years. The issuance of the warrant was accounted for in accordance with SAB Topic 5A as a specific incremental cost associated with the equity offering, with the grant date fair value recorded as a decrease to additional paid-in capital with a corresponding increase to additional paid-in capital. This resulted in a $0 impact to additional paid-in capital.

The warrant was recorded at its estimated fair value on the Closing Date, determined using the Black Scholes-Merton option-pricing model. The assumptions used in deriving the grant date fair value of the warrant were as follows: (i) an underlying share price of $10.00 per share. Under U.S GAAP, fair value measurements should reflect the price at which an asset or liability could be exchanged in an orderly transaction between market participants at the measurement date. The $10.00 per share underlying is the initial public offering price of GSR III, which would reflect the market participant price of an exchange of the equivalent GSR III Ordinary shares, which would convert on a one-for-one basis to PubCo Ordinary Shares upon the Closing. (ii) An exercise price of $7.00 per share, (iii) a risk-free interest rate of 4.38%, corresponding to the U.S Treasury rate for a period equal to the expected term of the warrant, (iv) an expected term of 5.0 years, as the warrant can be exercised through a 5.0 year period from the Closing, (v) a volatility of 98.2%. PubCo lacks its own historical stock data. Therefore, it estimates its expected stock volatility based primarily on the historical volatility of a publicly traded set of peer companies. (vi) A dividend yield of 0%; PubCo does not plan to pay cash dividends on its PubCo

Ordinary Shares in the foreseeable future, and, therefore, uses an expected dividend yield of zero in its valuation model. These assumptions resulted in a grant date fair value of a call option (as a warrant is akin to a written call option) of approximately $8.00 per share.

(j)     To reflect the issuance of 3,346,071 shares of GSR III Class A Ordinary Shares upon the automatic exercise immediately prior to the Closing of the GSR III Rights to acquire one GSR III Class A Ordinary Share. The issuance of the shares resulted in a $0 adjustment within the GSR III Class A Ordinary Share, par value $0.0001 and Additional paid-in capital line items, respectively, due to the effect of rounding as the adjustment to record the shares at par value and associated adjustment to Additional paid-in capital were less than $1 thousand, respectively.

(k)    To reflect the payment on the estimated Closing Date of the $300.0 thousand premium for a directors’ and officers’ tail insurance policy. This adjustment increases accumulated deficit because the premium is related to activity prior to the Closing.

(l)     To reflect the expected payment on the estimated Closing Date of a $300.0 thousand premium for a prepaid directors’ and officers’ insurance policy for PubCo. These costs will be finalized and adjusted in a subsequent filing.

(m)   To reflect that immediately prior to the Closing, 549,500 GSR III Class B Ordinary Shares held by the Sponsor become subject to certain vesting or forfeiture conditions. The vesting will be triggered contingent upon various milestones being met subsequent to the Closing. Refer to the Introduction section above for a description of the various milestones.

The shares that will be subject to the vesting are contingently forfeitable based on the non-achievement of the milestones and will be forfeited by the Sponsor if the milestones are not met within the Conversion Period, as discussed further in the Introduction section above. As the shares may be forfeited, management has concluded that they should be evaluated, accounted for, and classified, as a freestanding equity linked instrument, rather than as outstanding shares.

Management has concluded that the change of control provision and the permit-driven performance target milestones described in the Introduction section above cause the freestanding equity-linked instrument to not be considered indexed to PubCo’s own stock as these represent potential settlement adjustments that are not permissible within the guidance of ASC 815. Therefore, the freestanding equity-linked instrument has been recorded as a liability at its estimated fair value. The value of the Share-settled contingent liability was calculated using a probability weighted-average analysis of the achievement of each of the milestones and a Monte Carlo simulation model. The simulation incorporated (i) an underlying share price of $7.41 per share, (ii) a 3.9% risk free rate, and (iii) an estimated volatility of 125% based on historical data of comparable public companies.

(n)    To reflect the recognition of (i) the issuance of PubCo Preferred Shares to the Terra Innovatum Global Quotaholders upon the Closing and (ii) the associated conversion feature which will be automatically triggered if contingent milestones are met subsequent to the Closing. Refer to the Introduction section above for description of the various milestones.

The PubCo Preferred Shares will be forfeited by the holder if they are not converted within 20 years from the issuance date, the Closing. Shares may be forfeited, management has concluded that they should be evaluated, accounted for, and classified, as a freestanding equity-linked instrument, rather than as outstanding shares.

Management has concluded that the change of control provision and the permit-driven performance target milestones described in the Introduction section above cause the freestanding equity-linked instrument to not be considered indexed to PubCo’s own stock as these represent potential settlement adjustments that are not permissible within the guidance of ASC 815. Therefore, the freestanding equity-linked instrument has been recorded as a liability at its estimated fair value. The value of the Share-settled contingent liability was calculated using a probability weighted-average analysis of the achievement of each of the milestones and a Monte Carlo simulation model. The simulation incorporated (i) an underlying share price of $7.41 per share, (ii) a 3.9% risk free rate, and (iii) an estimated volatility of 125% based on historical data of comparable public companies.

As the $591.5 million fair value of the resulting Share-settled contingent liability exceeded the pro forma balance of Additional paid-in-capital, the excess of the fair value over the pro forma balance of Additional paid-in-capital was recorded as an increase to Accumulated deficit of $337.0 million.

(o)    To reflect the issuance of 855,352 PubCo Ordinary Shares upon the conversion of the aggregate principal and accrued interest on the Bridge Loans at Closing, at a conversion price of $7.00 per share.

At the Closing, the Bridge Loans will have an aggregate principal balance of $5.9 million, with associated unamortized debt discounts of $2.3 million and unamortized debt issuance costs of $9.5 thousand. During the period from July 1, 2025 through the Closing, $432.7 thousand of the debt discount and $2.5 thousand of the issuance costs were amortized, and $218.8 thousand of interest expense was incurred. As a result, a net total of $3.7 million of bridge loans, net was derecognized from the unaudited pro forma condensed combined balance sheet as of June 30, 2025 with a corresponding increase to PubCo Ordinary Shares of $10.1 thousand to reflect the par value of the shares issued and the remaining $3.7 million to additional paid-in capital in accordance with ASC 470-20-40-4.

(p)    To reflect the conversion of all 422,500 GSR III Class A Ordinary Shares not subject to possible redemption issued and outstanding immediately prior to the Closing into PubCo Ordinary Shares, and to reflect the conversion of 5,200,500 GSR III Class B Ordinary Shares issued and outstanding immediately prior to the Closing into PubCo Ordinary Shares (5,750,000 issued and outstanding GSR III Class B Ordinary Shares less the 549,500 GSR III Class B Ordinary Shares subject to certain vesting or forfeiture conditions) (see Note 3(m)). Additionally, to reflect the conversion of 3,346,071 GSR III Class A Ordinary Shares issued and outstanding immediately prior to the Closing resulting from the automatic exercise immediately prior to the Closing of the GSR III Rights (see Note 3(j)). The conversion of the shares resulted in a $104.8 thousand reduction to additional paid-in capital, which represents the excess par value of PubCo Ordinary Shares over the par value of GSR III Class A Ordinary Shares and GSR III Class B Ordinary Shares, respectively.

(q)    To reflect, in the No Redemption Scenario, the conversion of all 23,000,000 issued and outstanding GSR III Class A Ordinary Shares subject to possible redemption immediately prior to the Closing into PubCo Ordinary Shares with no cash redemptions.

This scenario has been structured to satisfy both the GSR III Available Cash requirement and the $5,000,001 minimum net tangible asset requirement set forth in the Business Combination Agreement. The $5,000,001 minimum net tangible asset requirement set forth in section 9.1(f) of the Business Combination Agreement applies to GSR III’s net tangible assets immediately prior to the Closing.

The GSR III Available Cash requirement set forth in section 9.1(e) of the Business Combination Agreement requires that GSR III have at least $25.0 million in available cash at Closing.

The tables below present the calculation demonstrating that the GSR III net tangible asset requirement and the GSR III Available Cash requirement are met in the No Redemption Scenario:

(in thousands)	No Redemption Scenario
GSR III net tangible assets immediately prior to Closing:
Cash and investments held in trust account as of June 30, 2025	$236,273
Other assets as of June 30, 2025	962
Total assets as of June 30, 2025	$237,235
Total liabilities as of June 30, 2025	$10,071
Historical net tangible assets of GSR III as of June 30, 2025	$227,164
Dividends on investments held in the Trust Account subsequent to June 30, 2025(1)	$2,628
Minus: Share redemption amount	—
GSR III net tangible assets immediately prior to Closing	$229,792
(in thousands)	No Redemption Scenario
GSR III Available Cash:
Cash and investments held in trust account as of June 30, 2025	$236,273
Plus: Dividends on investments held in the Trust Account subsequent to June 30, 2025(1)	2,628
Minus: Share redemption amount	—
Plus: Transaction financing – Bridge Loan Financing and PIPE Financing	37,530
Minus: Unpaid GSR III transaction expenses – underwriting fee	(9,200)
Minus: Unpaid GSR III transaction expenses – other transaction costs	(2,148)
Minus: Terra Innovatum transaction expenses – limited to $4,000,000	(4,000)
GSR III Available Cash	$261,083

____________

(1)      Total actual and expected dividends on investments held in the Trust Account subsequent to June 30, 2025 through the estimated Closing Date are estimated to be $2.6 million.

(r)     To reflect the recognition of stock-based compensation upon the satisfaction of a performance condition (the Closing of the Business Combination) associated with the transfer of certain GSR III Class B Ordinary Shares.

In November 2024, the Sponsor transferred a total of 30,000 GSR III Class B Ordinary Shares to three independent directors (10,000 each) at a purchase price of $0.00438 per share. Additionally, in December 2024, the Sponsor transferred 225,000 GSR III Class B Ordinary Shares to a member of the management team, also at a purchase price of $0.00438 per share. Although the shares were legally transferred in 2024, the awards were subject to a performance condition (the Closing of the Business Combination). As such, in accordance with ASC 718, stock-based compensation was not recognized until the Closing, when the performance condition was satisfied.

The grant date fair value of the shares was determined to be $0.00438 per share, equal to the amount paid by the recipients. As a result, the total stock-based compensation expense recognized was $0, as the fair value of the awards was fully offset by the amount initially received for the purchase of the shares.

(s)     To reflect, in the Maximum Redemption Scenario, the reversal of the excess of the fair value of the Share-settled contingent liability over the pro forma balance of Additional paid-in-capital in the No Redemption Scenario and to reflect the excess of the fair value of the Share-settled contingent liability over the pro forma balance of Additional paid-in-capital in the Maximum Redemption Scenario. The pro forma balance of Additional paid-in-capital differs in the two scenarios given that, in the Maximum Redemption Scenario, it is assumed that 21,641,673 GSR III Class A Ordinary Shares are redeemed for cash.

(t)     To reflect, in the Maximum Redemption Scenario, the assumption that GSR III public stockholders elect to redeem 21,641,673 GSR III Class A Ordinary Shares at a redemption price of $10.39 per share, resulting in an aggregate redemption amount of approximately $224.8 million in cash.

This scenario has been structured to satisfy both the GSR III Available Cash requirement and the $5,000,001 minimum net tangible asset requirement set forth in the Business Combination Agreement. The $5,000,001 minimum net tangible asset requirement set forth in section 9.1(f) of the Business Combination Agreement applies to GSR III’s net tangible assets immediately prior to the Closing. The GSR III Available Cash requirement set forth in section 9.1(e) of the Business Combination Agreement requires that GSR III have at least $25.0 million in available cash at Closing.

The table below presents the calculation demonstrating that the GSR III net tangible asset requirement and the GSR III Available Cash requirement are met in the Maximum Redemption Scenario:

(in thousands)	Maximum Redemption Scenario
GSR III net tangible assets immediately prior to Closing:
Cash and investments held in trust account as of June 30, 2025	$236,273
Other assets as of June 30, 2025	962
Total assets as of June 30, 2025	$237,235
Total liabilities as of June 30, 2025	$10,071
Historical net tangible assets of GSR III as of June 30, 2025	$227,164
Dividends on investments held in the Trust Account subsequent to June 30, 2025(1)	2,628
Minus: Share redemption amount	$(203,471	)(2)
GSR III net tangible assets immediately prior to Closing	$5,000
(in thousands)	Maximum Redemption Scenario
GSR III Available Cash:
Cash and investments held in trust account as of June 30, 2025	$236,273
Plus: Dividends on investments held in the Trust Account subsequent to June 30, 2025(1)	2,628
Minus: Share redemption amount	(236,083)
Plus: Transaction financing – Bridge Loan Financing and PIPE Financing	37,530
Minus: Unpaid GSR III transaction expenses – underwriting fee	(9,200)
Minus: Unpaid GSR III transaction expenses – other transaction costs	(2,148)
Minus: Terra Innovatum transaction expenses – limited to $4,000,000	(4,000)
GSR III Available Cash	$25,000

____________

(1)      Total actual and expected dividends on investments held in the Trust Account subsequent to June 30, 2025 through the estimated Closing Date are estimated to be $2.6 million.

(2)      Reflects the assumption that GSR III public stockholders exercise their redemption rights with respect to 21,641,673 GSR III Class A Ordinary Shares subject to possible redemption prior to the consummation of the Business Combination at a redemption price of $10.39 per share, or $224.8 million in cash.

4.      Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2025 and for the Year Ended December 31, 2024

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

Pro Forma Transaction Accounting Adjustments:

(a)     To reflect the estimated transaction costs of GSR III of $1.4 million for legal services related to the negotiation and structuring of the business combination agreement and accounting and audit services for historical financial statements. None of these services were specific incremental costs directly attributable to the offering and were expensed as incurred. This is a non-recurring item.

(b)    To reflect expense recognized for the directors’ and officers’ tail insurance policy recorded in Note 3(k).

(c)     To reflect the removal of the previously recognized income from GSR III’s cash and investments held in Trust Account as the Trust Account will be released upon the Closing.

(d)    To reflect the estimated transaction costs of Terra Innovatum of $4.1 million for certain strategic advisory fees, legal and tax structuring services, accounting and audit services for historical financial statements, and marketing and investor relations costs. None of these services were specific incremental costs directly attributable to the offering and were expensed as incurred. This is a non-recurring item.

(e)     To reflect one year of amortization expense for PubCo’s directors’ and officers’ insurance policy recorded in Note 3(l) for the year ended December 31, 2024. Additionally, to reflect six months of amortization expense for PubCo’s directors’ and officers’ insurance policy for the six months ended June 30, 2025. These costs will be finalized and adjusted in a subsequent filing.

(f)     To reflect the recognition of stock-based compensation upon the satisfaction of a performance condition (the Closing of the Business Combination) associated with the transfer of certain GSR III Class B Ordinary Shares.

In November 2024, the Sponsor transferred a total of 30,000 GSR III Class B Ordinary Shares to three independent directors (10,000 each) at a purchase price of $0.00438 per share. Additionally, in December 2024, the Sponsor transferred 225,000 GSR III Class B Ordinary Shares to a member of the management team, also at a purchase price of $0.00438 per share. Although the shares were legally transferred in 2024, the awards were subject to a performance condition (the Closing of the Business Combination). As such, in accordance with ASC 718, stock-based compensation was not recognized until the Closing, when the performance condition was satisfied.

The grant date fair value of the shares was determined to be $0.00438 per share, equal to the amount paid by the recipients. As a result, the total stock-based compensation expense recognized was $0, as the fair value of the awards was fully offset by the amount initially received for the purchase of the shares.

(g)    To reflect the reversal of Terra Innovatum’s historical interest expense of $189.0 thousand for the Bridge Loans for the six months ended June 30, 2025, as the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2025 reflects adjustments assuming that the adjustment reflecting the conversion of the Bridge Loans at the Closing that was made to the unaudited pro forma condensed combined balance sheet as of June 30, 2025 (see Note3(o)) is assumed to have been made on January 1, 2024 for the purpose of adjusting the unaudited pro forma condensed combined statement of operations.

(h)    The pro forma basic and diluted loss per share amounts attributable to PubCo ordinary shareholders presented in the unaudited pro forma condensed combined statement of operations are based upon the number of PubCo Ordinary Shares outstanding at the Closing, assuming the Closing occurred on January 1, 2024.

Pro forma basic and diluted net loss per share attributable to PubCo ordinary shareholders is calculated as follows for the six months ended June 30, 2025:

	Six Months Ended June 30, 2025
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Numerator:
Pro forma net loss	$(4,349,000)	$(4,349,000)
Denominator:
Assume conversion of GSR III Class A ordinary shares subject to possible redemption into PubCo Ordinary Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	23,000,000	1,358,327
Assume conversion of GSR III Class A ordinary shares into PubCo Ordinary Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	422,500	422,500
Assume the automatic exercise of GSR III Rights to acquire one GSR III Class A ordinary share and conversion of GSR III Class A ordinary shares into PubCo Ordinary Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	3,346,071	3,346,071
Assume conversion of GSR III Class B ordinary shares into PubCo Ordinary Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	5,750,000	5,750,000
Assume GSR III Class B ordinary shares become subject to vesting or forfeiture conditions effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	(549,500)	(549,500)
Assume January 1, 2024 issuance of PubCo Ordinary Shares to Terra Innovatum Global Quotaholders as a result of assuming closing of the Business Combination on January 1, 2024	47,500,000	47,500,000
Assume January 1, 2024 issuance of PubCo Ordinary Shares to unrelated third parties as a result of assuming closing of the Business Combination on January 1, 2024	1,078,352	1,078,352
Assume January 1, 2024 issuance of PubCo Ordinary Shares underlying the PIPE Financing as a result of assuming closing of the Business Combination on January 1, 2024(1)	3,184,000	3,184,000
Pro forma weighted-average shares outstanding – basic and diluted	83,731,423	62,089,750
Pro forma net loss per share attributable to PubCo ordinary shareholders – basic and diluted	(0.05)	(0.07)

____________

(1)      For purposes of the calculation of the pro forma net loss per share attributable to PubCo ordinary shareholders reflected in the unaudited pro forma condensed combined financial statements included in this proxy statement/prospectus supplement, management has incorporated all PIPE Subscription Agreements executed on or prior to September 23, 2025.

Subsequent to September 23, 2025, and prior to the filing of this proxy statement/prospectus supplement, additional PIPE Subscription Agreements were entered into, which will result in aggregate gross proceeds of $2.8 million and the issuance of 277,000 PubCo Ordinary Shares, 138,500 Half Warrants, and 69,250 Quarter Warrants on the Closing Date.1The ownership tables presented outside of the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus supplement reflect all underlying securities associated with PIPE Subscription Agreements that were executed through the date of this proxy statement/prospectus supplement filing.

The following securities were excluded from the computation of pro forma diluted net loss per share attributable to PubCo ordinary shareholders for the six months ended June 30, 2025 because including them would have had an anti-dilutive effect:

	Six Months Ended June 30, 2025
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Terra Innovatum Global Quotaholder additional shares(1)	80,000,000	80,000,000
PAC warrant(2)	1,000,000	1,000,000
Sponsor additional shares(1)	549,500	549,500
PAC additional shares(1)	400,000	400,000
Bridge loan warrant(3)	1,710,704	1,710,704
PIPE Warrant(4)	2,388,000	2,388,000
Total anti-dilutive PubCo Ordinary Shares	86,048,204	86,048,204

____________

(1)      The potentially dilutive securities were excluded from the computation of pro forma net loss per share, basic and diluted, because issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period presented.

(2)      Represents 1,000,000 PubCo Ordinary Shares potentially issuable to PAC upon the exercise of a warrant to be issued upon the Closing.

(3)      Represents 1,710,704 PubCo Ordinary Shares potentially issuable to third parties upon the exercise of warrants to be issued upon the Closing of the Business Combination to certain Bridge Loan lenders.

(4)      Represents 2,388,000 Pubco Ordinary Shares potentially issuable to the PIPE Financing subscribers upon the exercise of the PIPE Warrants associated with the PIPE Subscription Agreements executed on or prior to September 23, 2025.

Subsequent to September 23, 2025, and prior to the filing of this proxy statement/prospectus supplement, additional PIPE Subscription Agreements were entered into, which will result in aggregate gross proceeds of $2.8 million and the issuance of 277,000 PubCo Ordinary Shares, 138,500 Half Warrants, and 69,250 Quarter Warrants on the Closing Date.

The ownership tables presented outside of the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus supplement reflect all underlying securities associated with PIPE Subscription Agreements that were executed through the date of this proxy statement/prospectus supplement filing.

Pro forma basic and diluted net loss per share attributable to PubCo ordinary shareholders is calculated as follows for the year ended December 31, 2024:

	Year Ended December 31, 2024
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Numerator:
Pro forma net loss	$(6,616,000)	$(6,616,000)
Deemed dividend – warrant modification (Note 3(cc))	(6,453,292)	(6,453,292)
Pro forma net loss attributable to PubCo ordinary shareholders	$(13,069,292)	$(13,069,292)
Denominator:
Assume conversion of GSR III Class A ordinary shares subject to possible redemption into PubCo Ordinary Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	23,000,000	1,358,327
Assume conversion of GSR III Class A ordinary shares into PubCo Ordinary Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	422,500	422,500
Assume the automatic exercise of GSR III Rights to acquire one GSR III Class A ordinary share and conversion of GSR III Class A ordinary shares into PubCo Ordinary Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	3,346,071	3,346,071

	Year Ended December 31, 2024
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Assume conversion of GSR III Class B ordinary shares into PubCo Ordinary Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	5,750,000	5,750,000
Assume GSR III Class B ordinary shares become subject to vesting or forfeiture conditions effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	(549,500)	(549,500)
Assume January 1, 2024 issuance of PubCo Ordinary Shares to Terra Innovatum Global Quotaholders as a result of assuming closing of the Business Combination on January 1, 2024	47,500,000	47,500,000
Assume January 1, 2024 issuance of PubCo Ordinary Shares to unrelated third parties as a result of assuming closing of the Business Combination on January 1, 2024	1,078,352	1,078,352
Assume January 1, 2024 issuance of PubCo Ordinary Shares underlying the PIPE Financing as a result of assuming closing of the Business Combination on January 1, 2024(1)	3,184,000	3,184,000
Pro forma weighted-average shares outstanding – basic and diluted	83,731,423	62,089,750
Pro forma net loss per share attributable to PubCo ordinary shareholders – basic and diluted	(0.16)	(0.21)

____________

(1)      For purposes of the calculation of the pro forma net loss per share attributable to PubCo ordinary shareholders reflected in the unaudited pro forma condensed combined financial statements included in this proxy statement/prospectus supplement, management has incorporated all PIPE Subscription Agreements executed on or prior to September 23, 2025.

Subsequent to September 23, 2025, and prior to the filing of this proxy statement/prospectus supplement, additional PIPE Subscription Agreements were entered into, which will result in aggregate gross proceeds of $2.8 million and the issuance of 277,000 PubCo Ordinary Shares, 138,500 Half Warrants, and 69,250 Quarter Warrants on the Closing Date.

The ownership tables presented outside of the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus supplement reflect all underlying securities associated with PIPE Subscription Agreements that were executed through the date of this proxy statement/prospectus supplement filing.

The following securities were excluded from the computation of pro forma diluted net loss per share attributable to PubCo ordinary shareholders for the year ended December 31, 2024 because including them would have had an anti-dilutive effect:

	Year Ended December 31, 2024
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Terra Innovatum Global Quotaholder additional shares(1)	80,000,000	80,000,000
PAC warrant(2)	1,000,000	1,000,000
Sponsor additional shares(1)	549,500	549,500
PAC additional shares(1)	400,000	400,000
Bridge loan warrant(3)	1,710,704	1,710,704
PIPE Warrants(4)	2,388,000	2,388,000
Total anti-dilutive PubCo Ordinary Shares	86,048,204	86,048,204

____________

(1)      The potentially dilutive securities were excluded from the computation of pro forma net loss per share, basic and diluted, because issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period presented.

(2)      Represents 1,000,000 PubCo Ordinary Shares potentially issuable to PAC upon the exercise of a warrant to be issued upon the Closing.

(3)      Represents 1,710,704 PubCo Ordinary Shares potentially issuable to third parties upon the exercise of warrants to be issued upon the Closing of the Business Combination to certain Bridge Loan lenders.

(4)      Represents 2,388,000 Pubco Ordinary Shares potentially issuable to the PIPE Financing subscribers upon the exercise of the PIPE Warrants associated with the PIPE Subscription Agreements executed on or prior to September 23, 2025.

Subsequent to September 23, 2025, and prior to the filing of this proxy statement/prospectus supplement, additional PIPE Subscription Agreements were entered into, which will result in aggregate gross proceeds of $2.8 million and the issuance of 277,000 PubCo Ordinary Shares, 138,500 Half Warrants, and 69,250 Quarter Warrants on the Closing Date.

The ownership tables presented outside of the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus supplement reflect all underlying securities associated with PIPE Subscription Agreements that were executed through the date of this proxy statement/prospectus supplement filing.

ADDITIONAL SUPPLEMENTARY INFORMATION

Committees of the Board of Directors (page 32)

Beginning on page 32 of the proxy statement/prospectus, PubCo disclosed that it will establish an Audit Committee, Compensation Committee and a Nominating/Corporate Governance Committee. As of the date of the proxy statement/prospectus, the members of these committees were not finalized until after the mailing of the proxy statement/prospectus. As permitted by Nasdaq corporate governance guidelines, PubCo has determined that its Compensation Committee will consist of two rather than three members. The members of these committees will be as follows:

Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
Rex Jackson (Chair)	Michael Howard (Chair)	Peter Hastings (Chair)
Michael Howard	Peter Hastings	Michael Howard
Martha Crawford		Katherine Williams

BENEFICIAL OWNERSHIP

Beneficial Ownership of PubCo

Subsequent to the date of mailing of the proxy statement/prospectus, on September 26, 2025, Alessandro Petruzzi and Marco Cherubini, executed a public deed of trust, pursuant to which they transferred their respective quotas in Terra Innovatum Global, S.R.L. (and the PubCo Ordinary Shares and Preferred Shares to be received in exchange) to NINENG S.R.L., a holding company jointly owned by them. As a result, upon the closing of the Business Combination, NINENG S.R.L. will own 25,840,000 PubCo Ordinary Shares and 4,352 Preferred Shares. Messrs. Petruzzi and Cherubini are the sole members and directors of NINENG S.R.L., and will equally share voting and dispositive power over the PubCo Ordinary Shares. The updated Beneficial Ownership table below reflects that NINENG S.R.L., will be the record holder of the PubCo Shares and each of Messrs. Petruzzi and Cherubini will be the beneficial holders of the PubCo Ordinary Shares held by NINENG S.R.L. The number of shares owned was not affected. The beneficial ownership table on page 244 and the notes thereto are replaced with the following:

The following table sets forth information regarding the expected beneficial ownership of shares of PubCo Ordinary Shares immediately following consummation of the Business Combination by:

•        each person who is expected to be the beneficial owner of more than 5.0% of PubCo Ordinary Shares post-Business Combination;

•        each person who is expected to become an executive officer or director of PubCo post-Business Combination; and

•        all executive officers and directors of PubCo as a group post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The expected beneficial ownership of shares of PubCo post-Business Combination assumes three redemption scenarios:

•        No Redemption Scenario:    This scenario assumes that no holders of GSR III Class A Ordinary Shares subject to possible redemption exercise their right to have their GSR III Class A Ordinary Shares redeemed for their pro rata share of the Trust Account.

•        50% Redemption Scenario:    This scenario assumes that 11,500,000 holders of GSR III Class A Ordinary Shares subject to possible redemption exercise their right to have their GSR III Class A Ordinary Shares redeemed for their pro rata share of the Trust Account.

•        Maximum Redemption Scenario:    This scenario assumes that 21,641,673 GSR III Class A Ordinary Shares subject to possible redemption exercise their right to have their GSR III Class A Ordinary Shares redeemed for their pro rata share of the Trust Account.

The expected beneficial ownership does not include any Ordinary Shares that may become issuable upon the conversion of any PubCo Preferred Shares as the holders of such shares will not have voting or dispositive power over such shares 60 days of the Closing. The holders of the PubCo Preferred Shares have agreed pursuant to a written agreement to waive all voting rights for these shares prior to conversion to the extent permitted by Dutch law. They have further agreed to grant the Chief Executive Officer a proxy to vote all such shares on all matters for which voting rights cannot be waived. The Chief Executive Officer will vote such shares in the same proportion as all other PubCo Ordinary Shares are voted so as to have no impact on the result of any proposal put before shareholders. Under Dutch law, the votes underlying each Preferred Share may be apportioned so as to facilitate this proportionate voting.

If the actual facts are different from the foregoing assumptions, ownership figures in the PubCo and the table that follows could differ.

Unless otherwise indicated, all persons named in the table below have, or may be deemed to have, sole voting and investment power with respect to the voting securities beneficially owned by them.

	Post-Business Combination
	Assuming No Redemptions Into Cash(1)		Assuming 50% Redemptions Into Cash(2)		Assuming Maximum Redemptions Into Cash(3)
Name and Address of Beneficial Owner(15)	Number of PubCo Ordinary Shares	% of PubCo Ordinary Shares	Number of PubCo Ordinary Shares	% of PubCo Ordinary Shares	Number of PubCo Ordinary Shares	% of PubCo Ordinary Shares
Directors and Executive Officers of PubCo
Alessandro Petruzzi(4)(14)	25,840,000	28.8%	25,840,000	33.0%	25,840,000	37.9%
Cesare Frepoli(5)	12,920,000	14.4%	12,920,000	16.5%	12,920,000	18.9%
Marco Cherubini(6)(14)	25,840,000	28.8%	25,840,000	33.0%	25,840,000	37.9%
Massimo Morichi(7)	4,275,000	4.8%	4,275,000	5.5%	4,275,000	6.3%
Guillaume Moyen(8)	237,500	*	237,500	*	237,500	*
Giordano Morichi(9)	3,800,000	4.2%	3,800,000	4.8%	3,800,000	5.6%
Rex S. Jackson	—	0.0%	—	0.0%	—	0.0%
Martha J. Crawford	—	0.0%	—	0.0%	—	0.0%
Katherine Williams	—	0.0%	—	0.0%	—	0.0%
Michael Howard	—	0.0%	—	0.0%	—	0.0%
Peter Hastings	—	0.0%	—	0.0%	—	0.0%
All PubCo directors and executive officers as a group (eleven individuals)	72,912,500	52.2%	72,912,500	59.8%	72,912,500	68.7%
5% Holders of PubCo Ordinary Shares
GSR III Sponsor LLC(10)	5,934,346	6.6%	5,934,346	7.6%	5,934,346	8.7%
NINENG S.R.L.(14)	25,840,000	28.8%	25,840,000	33.0%	25,840,000	37.9%
Gus Garcia(10)(11)	5,956,138	6.6%	5,956,138	7.6%	5,956,138	8.7%
Lewis Silberman(10)(12)	5,951,779	6.6%	5,951,779	7.6%	5,951,779	8.7%
Anantha Ramamurti(10)(13)	5,951,779	6.6%	5,951,779	7.6%	5,951,779	8.7%
Cesare Frepoli(5)	12,920,000	14.4%	12,920,000	16.5%	12,920,000	18.9%
Massimo Morichi(8)	4,275,000	4.8%	4,275,000	5.5%	4,275,000	6.3%
Giordano Morichi(9)	3,800,000	4.2%	3,800,000	4.8%	3,800,000	5.6%

____________

*        Less than 1%

(1)      The Post-Business Combination percentage of beneficial ownership is calculated based on 89,864,377 PubCo Ordinary Shares issued and outstanding. Such amount assumes that no GSR III public shareholders have redeemed their public shares. The 89,864,377 PubCo Ordinary Shares includes (i) 1,000,000 PubCo Ordinary Shares potentially issuable to PAC upon the exercise of a warrant to be issued upon the Closing of the Business Combination, (ii) 1,710,704 PubCo Ordinary Shares potentially issuable upon the exercise of warrants to be issued upon the Closing of the Business Combination to certain Bridge Loan lenders, and (iii) 2,595,750 PubCo Ordinary Shares potentially issuable to the PIPE Subscribers upon the exercise of the PIPE Warrants. All such warrants are exercisable within 60 days of the Closing.

(2)      The Post-Business Combination percentage of beneficial ownership is calculated based on 78,364,377 PubCo Ordinary Shares issued and outstanding. Such amount assumes that 11,500,000 shares have been redeemed by GSR III public shareholders. The 78,364,377 PubCo Ordinary Shares includes (i) 1,000,000 PubCo Ordinary Shares potentially issuable to PAC upon the exercise of a warrant to be issued upon the Closing of the Business Combination, (ii) 1,710,704 PubCo Ordinary Shares potentially issuable upon the exercise of warrants to be issued upon the Closing of the Business Combination to certain Bridge Loan lenders, and (iii) 2,595,750 PubCo Ordinary Shares potentially issuable to the PIPE Subscribers upon the exercise of the PIPE Warrants. All such warrants are exercisable within 60 days of the Closing.

(3)     The Post-Business Combination percentage of beneficial ownership is calculated based on 68,222,704 PubCo Ordinary Shares issued and outstanding. Such amount assumes that 21,641,673 shares have been redeemed by GSR III public shareholders. The 68,222,704 PubCo Ordinary Shares includes (i) 1,000,000 PubCo Ordinary Shares potentially issuable to PAC upon the exercise of a warrant to be issued upon the Closing of the Business Combination, (ii) 1,710,704

PubCo Ordinary Shares potentially issuable upon the exercise of warrants to be issued upon the Closing of the Business Combination to certain Bridge Loan lenders, and (iii) 2,595,750 PubCo Ordinary Shares potentially issuable to the PIPE Subscribers upon the exercise of the PIPE Warrants. All such warrants are exercisable within 60 days of the Closing.

(4)      Includes 25,840,000 PubCo Ordinary Shares to be held by NINENG S.R.L., a holding company upon Closing, which is beneficially owned 50% by Alessandro Petruzzi and 50% by Marco Cherubini..

(5)      Includes 12,920,000 PubCo Ordinary Shares to be held by Cesare Frepoli upon the Closing.

(6)      Includes 25,840,000 PubCo Ordinary Shares to be held by NINENG S.R.L., a holding company upon Closing, which is beneficially owned 50% by Alessandro Petruzzi and 50% by Marco Cherubini.

(7)      Includes 4,275,000 PubCo Ordinary Shares to be held by Massimo Morichi upon the Closing.

(8)      Includes 237,500 PubCo Ordinary Shares to be held by Guillaume Moyen upon the Closing.

(9)      Includes 3,800,000 PubCo Ordinary Shares to be held by Giordano Morichi upon the Closing.

(10)    GSR III Sponsor LLC is the record holder of the PubCo Ordinary Shares reported herein consisting of the following GSR III Ordinary Shares which will be exchanged on a one-for-one basis for PubCo Ordinary Shares on the Closing Date: (i) 5,495,000 GSR III Class B Ordinary Shares, including 549,500 Vesting Sponsor Shares, subject to the vesting conditions pursuant to the Business Combination Agreement as the Sponsor will retain voting power with respect to the Vesting Sponsor Shares, (ii) 384,428 GSR III Class A Ordinary Shares, and (iii) 54,918 Private Placement Rights which will convert into GSR III Class A Ordinary Shares on a one-for-one basis immediately prior to the Closing of the Business Combination. Gus Garcia, Lewis Silberman, and Anantha Ramamurti are the managers of the Sponsor, who by virtue of their control may be deemed to share beneficial ownership of the shares held by the Sponsor. Each of Mr. Garcia, Silberman, and Ramamurti disclaims beneficial ownership of the shares held by the Sponsor except of any pecuniary interest therein.

(11)    Includes (i) 5,934,346 PubCo Ordinary Shares to be held by the Sponsor upon the Closing, of which Gus Garcia may be deemed to share beneficial ownership of the shares held by the Sponsor, (ii) 7,264 PubCo Ordinary Shares underlying the conversion of the Bridge Loans upon the Closing, and (iii) 14,528 PubCo Ordinary shares underlying the warrants in connection with the Bridge Loans which become exercisable for PubCo Ordinary shares upon the Closing.

(12)    Includes (i) 5,934,346 PubCo Ordinary Shares to be held by the Sponsor upon the Closing, of which Lewis Silberman may be deemed to share beneficial ownership of the shares held by the Sponsor, (ii) 5,811 PubCo Ordinary Shares underlying the conversion of the Bridge Loans upon the Closing, and (iii) 11,622 PubCo Ordinary shares underlying the warrants in connection with the Bridge Loans which become exercisable for PubCo Ordinary shares upon the Closing.

(13)    Includes (i) 5,934,346 PubCo Ordinary Shares to be held by the Sponsor upon the Closing, of which Anantha Ramamurti may be deemed to share beneficial ownership of the shares held by the Sponsor, (ii) 5,811 PubCo Ordinary Shares underlying the conversion of the Bridge Loans upon the Closing, and (iii) 11,622 PubCo Ordinary shares underlying the warrants in connection with the Bridge Loans which become exercisable for PubCo Ordinary shares upon the Closing.

(14)    NINENG S.R.L., is the record holder of the PubCo Ordinary Shares reported herein. Alessandro Petruzzi and Marco Cherubini are the sole members and managers of NINENG S.R.L., and share voting and dispositive power over the PubCo Ordinary Shares. The address for NINENG S.R.L., is Lucca (LU), via di Poggio 34 CAP 55100.

(15)    Unless otherwise noted, the business address of each of the following entities or individuals is Via Matteo Trenta 117, Lucca, Italy.

OTHER

Except as supplemented hereto, the disclosure in the proxy statement/prospectus remains unchanged.